UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(FORMERLY KNOWN AS TD WATERHOUSE FAMILY OF FUNDS, INC.)

(Exact name of registrant as specified in charter)

399 Park Avenue,32nd Floor, New York, New York 10022

(Address of principal executive offices) (Zip code)

Kevin LeBlanc, TD Asset Management USA Funds Inc.

399 Park Avenue, 32nd Floor, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:      646-650-3914

Date of fiscal year end:       January 31, 2014

Date of reporting period:      January 31, 2014

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

January 31, 2014

TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund

–	Institutional Class
–	Advisor Class

TDAM Core Bond Fund

–	Institutional Class
–	Advisor Class

TDAM High Yield Bond Fund

–	Institutional Class
–	Advisor Class

TDAM 1- to 5-Year Corporate Bond Portfolio

TDAM 5- to 10-Year Corporate Bond Portfolio

TDAM U.S. Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

TDAM U.S. Large Cap Core Equity Fund

–	Institutional Class
–	Advisor Class

TDAM Global Equity Shareholder Yield Fund

–	Institutional Class
–	Advisor Class

TDAM Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

TDAM Global All Cap Fund

–	Institutional Class
–	Advisor Class

TDAM Target Return Fund

–	Institutional Class
–	Advisor Class

TDAM U.S. Small-Mid Cap Equity Fund

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED •   NO BANK GUARANTEE •   MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q filings are available online at www.tdamusa.com. Login to our website and click on Institutional Investors, Financial Reporting, Quarterly Fund Holdings Report. It is also available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Barbara F. Palk Interested Director	Peter B. M. Eby Corporate Director
James E. Kelly Consultant and Attorney	Donald J. Herrema Founder of BlackSterling Partners, LLC and Former CEO of Bessemer Trust
Lawrence J. Toal Retired CEO of The Dime Savings Bank and Former Chairman, President and CEO of Dime Bancorp, Inc.

EXECUTIVE OFFICERS
Kevin LeBlanc President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
Curtis Barnes Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

The fiscal year ended January 31, 2014, was certainly an interesting one as financial markets faced a number of challenges, including rampant speculation about possible changes to central bank policies, a partial shutdown of the U.S. federal government, slowing growth in China, political unrest in the Middle East and Ukraine, and notable volatility in some smaller emerging markets. In spite of these challenges, global equities did well overall, with most of the gains coming from developed markets, where some stock market indices reached all-time highs. Developed market gains were supported by continued investor confidence, which was buoyed by improving economic data and ongoing accommodative monetary policies from central banks. In emerging economies, however, equity markets struggled as some countries grappled with inflation, budget deficits and weak currencies as interest rates rose in the U.S., leading investors to seek safer havens.

Within the U.S., equities were strong during the period as a variety of data indicated that the economic recovery may be on its way to becoming self-sustaining. Also, headwinds abated (including near-term fiscal concerns) and many companies reported strong profits, which were due in large part to extensive cost-cutting measures. Overall, international equities also generated positive returns. European stocks rose as economic data and sentiment indicators improved. Of particular note was the euro zone’s emergence from recession, with the region reporting positive GDP growth for both the second and third quarters. Stocks also benefitted from the European Central Bank’s support, including its November rate cut and pledge to remain accommodative. In Japan, equities rose as Prime Minister Abe continued to implement his plans for economic reform.

In terms of fixed income, global bonds rose slightly over the fiscal year, but domestically, both Treasuries and corporate bonds declined. While interest rates remain very low, yields in the U.S. rose during the period, leading to the negative nominal returns. Fixed income returns were largely influenced by investor anticipation of U.S. Federal Reserve (the Fed) policy decisions. In particular, yields rose in the second and third quarters of 2013 amid speculation that improving economic conditions would lead the Fed to begin tapering its $85 billion monthly asset purchase program. Toward the end of the fiscal year, the Fed did begin to reduce its purchases, decreasing them to $75 billion for January and announcing a further reduction to $65 billion for February. However, in spite of these reductions, it has pledged to remain supportive and to keep interest rates low for some time to come.

Performance Summary

At TDAM USA, we continue to focus on high quality investments with strong fundamentals, and this approach served our investors well over the fiscal year.

TDAM Short-Term Bond Fund

Over the year ended January 31, 2014, the TDAM Short-Term Bond Fund, Institutional Class generated a return of 0.76% versus a return of 0.51% for the benchmark, the Merrill Lynch 1-3 Year Treasury Index. The Fund’s holdings are focused on high quality issuers, and its overweight allocation to corporate bonds helped it to modestly outperform the Index over the fiscal year. We continue to favor corporate bonds for the yield advantage they offer over Treasuries. We believe that corporate bonds continue to offer more value than Treasuries in the current low nominal yield environment.

TDAM Core Bond Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM Core Bond Fund, Institutional Class generated a return of -0.40% compared with a return of -0.25% for the benchmark, the Barclays U.S. Aggregate Bond Index. During the reporting period, bonds produced negative nominal returns as yields rose in anticipation of a reduction in the U.S. Federal Reserve’s asset purchasing program. The Fund’s modest underperformance versus the benchmark was primarily due to an underweight allocation to long-term (10 plus years) corporate bonds. The Fund invests primarily in corporate bonds with maturities of 10 years or less. The bonds at the long end of the credit market generated much higher excess returns than bonds with intermediate maturities during this period.

We believe the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration* of the Fund is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise. (*Duration measures an investment’s sensitivity to changes in interest rates.)

TDAM High Yield Bond Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM High Yield Bond Fund, Institutional Class generated a return of 3.81% (net of fees) compared to a return of 4.68% for the benchmark, BofA Merrill Lynch BB-B U.S. High Yield Index. On a gross return basis, the Fund’s underperformance was driven by the lower duration of the portfolio and its underweight positions in the Energy sector and in financial institutions relative to the benchmark.

The Fund continues to favor investments in the U.S. sectors where credit quality is improving steadily as companies use portions of their free cash flow to improve their capital structures. Solid credit positions are reflected in better than historical average credit statistics, despite sluggish GDP growth. The Fund continues to emphasize companies tied to global industrials, auto, technology and telecommunications companies, as well as select business and consumer services companies.

TDAM 1- to 5-Year Corporate Bond Portfolio

From the inception date of September 12, 2013 until January 31, 2014, the TDAM 1- to 5-Year Corporate Bond Portfolio has generated a return of 1.72% compared with a return of 2.02% for the benchmark, the Barclays 1-5 Year U.S. Credit Index. The Portfolio modestly underperformed the benchmark since inception due to the higher quality bias of the corporate holdings in a period when lower quality investment grade bonds outperformed higher quality companies and sectors. This level of relative performance is consistent with our expectations during periods of sharp outperformance by the lower quality portion of the market.

We believe the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

TDAM 5- to 10-Year Corporate Bond Portfolio

From the inception date of September 12, 2013 until January 31, 2014, the TDAM 5- to 10-Year Corporate Bond Portfolio has generated a return of 4.15% compared with a return of 4.78% for the benchmark, the Barclays 5-10 Year U.S. Credit Index. The Portfolio modestly underperformed the benchmark since inception due primarily to the higher quality bias of the corporate holdings in a period when lower quality investment grade bonds outperformed higher quality companies and sectors. This level of relative performance is consistent with our expectations during periods of sharp outperformance by the lower quality portion of the market. The other factor contributing to underperformance was the shorter duration of the portfolio relative to the benchmark during a period when interest rates declined in the 5- to 10-year portion of the yield curve.

We believe the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting our longer-term view that interest rates will rise.

TDAM U.S. Equity Shareholder Yield Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM U.S. Equity Shareholder Yield Fund, Institutional Class generated a return of 15.18% compared with a return of 15.32% for the benchmark, the Russell 1000 Value Index. The Fund provided strong absolute returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest contributors to relative performance were the Industrials and Energy sectors. In Industrials, the portfolio’s stocks significantly outperformed the benchmark, with a greater-than-benchmark weight also helping returns. In Energy, the portfolio benefitted from having more limited exposure — as it was one of the weaker performing sectors — as well as strong stock performance. Conversely, the largest detractors from relative performance were Consumer Discretionary holdings and a greater-than-benchmark exposure to Utilities, one of the weaker performing sectors in the period.

Despite the increase in valuations in the market, we are still finding attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable and various crises may bring a higher level of volatility to the market. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

TDAM U.S. Large Cap Core Equity Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM U.S. Large Cap Core Equity Fund, Institutional Class generated a return of 17.77% compared with a return of 17.93% for the benchmark, the Russell 1000 Index. The Fund provided strong absolute returns as U.S. stocks generally performed well despite the fact that the economy delivered only modest growth in the period. In general, investors’ renewed appetite for risk resulted in strong demand for equity oriented investments relative to fixed income securities. On a relative basis, the Fund performed generally in-line with its benchmark. During the period the Fund benefitted the most from its holdings in the Technology and Industrials sectors. Fund holdings in the Technology sector performed well due to strong demand for their products and services combined with prudent capital allocation policies. Select holdings in the Industrials sector service the commercial aerospace industry, which continued to benefit from strong demographic trends. Fund investments in non-bank financials also made a positive contribution to results. In general, asset manager, broker, and credit card company profits have improved with the continued recovery in both capital market conditions and consumer spending.

Despite the increase in valuations in the market, we are still finding attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable and various crises may bring a higher level of volatility to the market. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

TDAM Global Equity Shareholder Yield Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM Global Equity Shareholder Yield Fund, Institutional Class generated a return of 12.99% compared with a return of 13.97% for the benchmark, the MSCI World Index Net Dividends. The Fund provided strong absolute returns, with its diversified holdings achieving growth in free cash flow and providing shareholders with positive returns from cash dividends, share buybacks and debt reduction. This steady approach, however, slightly lagged the broader market, which rose quickly with investors’ renewed appetite for risk taking. The largest detractors from relative performance were Consumer Discretionary and Telecom holdings; the portfolio was also hurt by greater-than-benchmark exposure to Utilities, one of the weaker performing sectors in the period. Conversely, the portfolio’s Industrials and Materials stocks significantly outperformed the benchmark.

Despite the increase in valuations in the market, we are still finding attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable and various crises may bring a higher level of volatility to the market. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

TDAM Global Low Volatility Equity Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM Global Low Volatility Equity Fund, Institutional Class generated a return of 2.70% compared with a return of 11.50% for the benchmark, the MSCI AC World Index Net Dividends. Global equities with greater volatility outperformed low- and median-volatility equities during the reporting period and, as would be expected, the Fund underperformed its benchmark due to its significant exposure to low volatility equities. The Fund comprises equities with lower risk profiles, which should offer less volatility over the long term. As such, the Fund is tilted toward defensive stocks, such as those in the Consumer Staples and Utilities sectors, with less exposure to cyclical stocks, such as those in the Information Technology and Energy sectors. More defensive stocks are likely to underperform the Index in strong market rallies and outperform in market downturns.

TDAM Global All Cap Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM Global All Cap Fund, Institutional Class generated a return of 17.31% compared with a return of 13.97% for the benchmark, the MSCI World Index Net Dividends. The Fund provided strong absolute and relative returns during the period. It maintained its focus on selecting a diversified group of global companies of all market capitalizations with a history of generating free cash flow and allocating it effectively to create shareholder value. Strong stock selection was the main contributor to overall returns. The following seven sectors contributed to results relative to the benchmark: Industrials, Financials, Materials, Consumer Staples, Energy, Consumer Discretionary and Information Technology. The two sectors that were a small drag on relative performance from both stock selection and allocation effects were Telecommunication Services and Health Care.

Despite the increase in valuations in the market, we are still finding attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable and various crises may bring a higher level of volatility to the market. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

TDAM Target Return Fund

From the inception date of March 21, 2013 until January 31, 2014, the TDAM Target Return Fund, Institutional Class generated a return of -0.29% compared with a 2.52% return for the benchmark, the Citigroup 1-month Treasury Bill Index + 3%. The Fund’s underperformance was due to the sharp rise in yields in the second and third quarters of 2013. While the Fund had significant exposure to fixed income, its large weight in cash and Treasury securities provided stability.

TDAM U.S. Small-Mid Cap Equity Fund

From the inception date of May 30, 2013 until January 31, 2014, the TDAM U.S. Small-Mid Cap Equity Fund, Institutional Class generated a return of 11.62% compared with a return of 13.45% for the benchmark, the Russell 2500 Index. The Fund provided strong absolute returns as U.S. stocks generally performed well despite the fact that the economy delivered only modest growth in the period. In general, investors’ renewed appetite for risk resulted in strong demand for equity oriented investments relative to fixed income securities. The Fund’s results, however, did not keep pace with the broader market, which rose quickly with investors’ renewed appetite for risk taking. During the period, the Fund benefitted the most from its greater-than-market allocation to the Health Care sector; portfolio holdings in biotechnology, pharmaceutical, medical devices, and diagnostics testing companies continued to benefit from improving demand for their products and services. Alternatively, Fund investments in the Consumer Discretionary sector generally underperformed the overall market as select retail and apparel company profit margins were impaired by aggressive promotional pricing activity conducted in the latter half of 2013.

Despite the increase in valuations in the market, we are still finding attractive investment ideas consistent with our free cash flow philosophy. We believe our investment approach is especially relevant in the current environment, where the strength of global demand remains questionable and various crises may bring a higher level of volatility to the market. We generally invest in companies that have high-quality balance sheets and management teams that have proven they can grow free cash flow and allocate it effectively. Companies with cash can use it to create value by reinvesting in the growth of their businesses, making accretive acquisitions or returning it to shareholders through dividends, stock buybacks or deleveraging.

Looking Ahead

As the new fiscal year gets underway, high levels of debt across developed economies are restraining economic growth, which remains slow, particularly relative to previous recoveries. However, within this context of slow growth, data in the U.S. and Europe has been improving, and we expect this trend to continue. 2014 may be the first year since the financial crisis in which we witness synchronized growth among developed economies.

We continue to be mindful of macro economic factors, including slow global economic growth, elevated sovereign debt levels, and inflationary/disinflationary pressures. Economic improvements in the U.S. and continuing high levels of central bank liquidity globally have helped to reduce the probability of extreme outcomes over the past months, and we anticipate that global central banks will maintain their accommodative stances for some time to come.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Kevin LeBlanc
President & Chief Executive Officer
TD Asset Management USA Funds Inc.

March 24, 2014

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a prospectus containing this and other information about the Funds, please call your financial adviser. The prospectus should be read carefully before investing or sending money.

This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. The information should not be relied on as investment advice.

Fund Performance
TDAM Short-Term Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Short-Term Bond Fund and the Merrill Lynch 1-3 Year Treasury Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2014	November 1, 2013 to January 31, 2014† Return	One Year Return	Three Year Return	Five Year Return	Since Inception
TDAM Short-Term Bond Fund, Institutional Class(1)(2)(3)	0.41%	0.76%	1.16%	2.06%	2.80%
TDAM Short-Term Bond Fund, Advisor Class(1)(2)(4)	0.31%	N/A	N/A	N/A	0.60%
Merrill Lynch 1-3 Year Treasury Index(5)	0.11%	0.51%	0.78%	1.19%	2.71%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
†	Total return is for the period indicated and has not been annualized.
(1)	Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
(2)	Return before taxes.
(3)	Commenced operations on December 18, 2006.
(4)	Commenced operations on May 30, 2013. Since inception total return is cumulative.
(5)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2014

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	27.6%
AAA	0.7%
AA	11.3%
A	41.4%
BBB	15.7%
Not Rated	0.5%
Short-Term Investment and Other Net Assets	2.8%

(1)	We have used ratings from S&P. Where S&P ratings are not available, we have used Moody’s ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fund Performance
TDAM Core Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM Core Bond Fund, Institutional Class(1)(2)	(0.40)%
TDAM Core Bond Fund, Advisor Class(1)(2)	(0.40)%
Barclays U.S. Aggregate Bond Index(3)	(0.25)%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2014

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	45.7%
AAA	0.0%
AA	9.3%
A	23.7%
BBB	10.4%
Registered Investment Companies	8.7%
Short-Term Investment and Other Net Assets	2.2%

(1)	We have used ratings from S&P. Where S&P ratings are not available, we have used Moody’s ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fund Performance
TDAM High Yield Bond Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM High Yield Bond Fund and the BofA Merrill Lynch BB-B U.S. High Yield Index for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM High Yield Bond Fund, Institutional Class(1)(2)	3.81%
TDAM High Yield Bond Fund, Advisor Class(1)(2)	3.81%
BofA Merrill Lynch BB-B U.S. High Yield Index(3)	4.68%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The BofA Merrill Lynch BB-B U.S. High Yield Index contains all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch). It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2014

Credit Ratings(1)	Percentage of Net Assets
AAA	0.0%
AA	0.0%
A	0.0%
BBB	6.6%
BB and Below	89.9%
Not Rated	1.3%
Other Net Assets	2.2%

(1)	We have used ratings from S&P. Where S&P ratings are not available, we have used Moody’s ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Fund Performance
TDAM 1- to 5-Year Corporate Bond Portfolio

Total Return as of 1/31/2014	Since Inception
TDAM 1- to 5-Year Corporate Bond Portfolio(1)(2)	1.72%
Barclays 1-5 Year U.S. Credit Index(3)	2.02%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013. Since inception total return is cumulative.
(3)	The Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2014

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligation	0.6%
AAA	0.0%
AA	12.5%
A	51.5%
BBB	13.3%
Registered Investment Company	21.7%
Short-Term Investment and Other Net Assets	0.4%

(1)	We have used ratings from S&P. Where S&P ratings are not available, we have used Moody’s ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fund Performance
TDAM 5- to 10-Year Corporate Bond Portfolio

Total Return as of 1/31/2014	Since Inception
TDAM 5- to 10-Year Corporate Bond Portfolio(1)(2)	4.15%
Barclays 5-10 Year U.S. Credit Index(3)	4.78%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013. Since inception total return is cumulative.
(3)	The Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2014

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligation	0.7%
AAA	0.0%
AA	9.5%
A	47.7%
BBB	17.1%
Registered Investment Company	23.0%
Short-Term Investment and Other Net Assets	2.0%

(1)	We have used ratings from S&P. Where S&P ratings are not available, we have used Moody’s ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fund Performance
TDAM U.S. Equity Shareholder Yield Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Equity Shareholder Yield Fund and the Russell 1000 Value Index for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM U.S. Equity Shareholder Yield Fund, Institutional Class(1)(2)	15.18%
TDAM U.S. Equity Shareholder Yield Fund, Advisor Class(1)(2)	15.18%
Russell 1000 Value Index(3)	15.32%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM U.S. Large Cap Core Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Large Cap Core Equity Fund and the Russell 1000 Index for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM U.S. Large Cap Core Equity Fund, Institutional Class(1)(2)	17.77%
TDAM U.S. Large Cap Core Equity Fund, Advisor Class(1)(2)	17.77%
Russell 1000 Index(3)	17.93%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM Global Equity Shareholder Yield Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global Equity Shareholder Yield Fund and the MSCI World Index Net Dividends for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM Global Equity Shareholder Yield Fund, Institutional Class(1)(2)	12.99%
TDAM Global Equity Shareholder Yield Fund, Advisor Class(1)(2)	12.99%
MSCI World Index Net Dividends(3)	13.97%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The MSCI World Index Net Dividends is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index Net Dividends consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM Global Low Volatility Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global Low Volatility Equity Fund and the MSCI AC World Index Net Dividends for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM Global Low Volatility Equity Fund, Institutional Class(1)(2)	2.70%
TDAM Global Low Volatility Equity Fund, Advisor Class(1)(2)	2.70%
MSCI AC World Index Net Dividends(3)	11.50%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The MSCI AC World Index Net Dividends (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM Global All Cap Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Global All Cap Fund and the MSCI World Index Net Dividends for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM Global All Cap Fund, Institutional Class(1)(2)	17.31%
TDAM Global All Cap Fund, Advisor Class(1)(2)	17.31%
MSCI World Index Net Dividends(3)	13.97%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The MSCI World Index Net Dividends is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index Net Dividends consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM Target Return Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM Target Return Fund and the Citigroup 1-month Treasury Bill Index +3% for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM Target Return Fund, Institutional Class(1)(2)	(0.29)%
TDAM Target Return Fund, Advisor Class(1)(2)	(0.29)%
Citigroup 1-month Treasury Bill Index +3%(3)	2.52%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013. Since inception total return is cumulative.
(3)	The Citigroup 1-month Treasury Bill Index +3% is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance
TDAM U.S. Small-Mid Cap Equity Fund

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TDAM U.S. Small-Mid Cap Equity Fund and the Russell 2500 Index for the same period.

Growth of a $10,000 Investment*

Total Return as of 1/31/2014	Since Inception
TDAM U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	11.62%
TDAM U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	11.62%
Russell 2500 Index(3)	13.45%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013. Since inception total return is cumulative.
(3)	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2013 through January 31, 2014).

The table on the following page illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value*	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period**
TDAM Short-Term Bond Fund – Institutional Class
Actual	$1,000.00	$1,007.50	0.43%	$2.18
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Short-Term Bond Fund – Advisor Class
Actual	1,000.00	1,007.50	0.43	2.18
Hypothetical (5% Return before expenses)	1,000.00	1,023.04	0.43	2.19
TDAM Core Bond Fund – Institutional Class
Actual	1,000.00	1,017.40	0.50	2.54
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
TDAM Core Bond Fund – Advisor Class
Actual	1,000.00	1,017.40	0.50	2.54
Hypothetical (5% Return before expenses)	1,000.00	1,022.68	0.50	2.55
*	Beginning Account Value date is 8/1/13 for all Funds.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value*	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period**
TDAM High Yield Bond Fund – Institutional Class
Actual	$1,000.00	$1,039.20	0.70%	$3.60
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM High Yield Bond Fund – Advisor Class
Actual	1,000.00	1,039.20	0.70	3.60
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM 1- to 5-Year Corporate Bond Portfolio
Actual	1,000.00	1,017.20	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TDAM 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	1,041.50	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TDAM U.S. Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	1,049.90	0.80	4.13
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	1,049.90	0.80	4.13
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Large Cap Core Equity Fund – Institutional Class
Actual	1,000.00	1,058.00	0.80	4.15
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM U.S. Large Cap Core Equity Fund – Advisor Class
Actual	1,000.00	1,058.00	0.80	4.15
Hypothetical (5% Return before expenses)	1,000.00	1,021.17	0.80	4.08
TDAM Global Equity Shareholder Yield Fund – Institutional Class
Actual	1,000.00	1,050.10	1.00	5.17
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Global Equity Shareholder Yield Fund – Advisor Class
Actual	1,000.00	1,050.10	1.00	5.17
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Global Low Volatility Equity Fund – Institutional Class
Actual	1,000.00	1,014.80	0.90	4.57
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
TDAM Global Low Volatility Equity Fund – Advisor Class
Actual	1,000.00	1,013.80	0.90	4.57
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
*	Beginning Account Value date is 8/1/13 for all Funds except for the TDAM 1- to 5-Year Corporate Bond Portfolio and the TDAM 5- to 10-Year Corporate Bond Portfolio which is 9/12/13.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value*	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period**
TDAM Global All Cap Fund – Institutional Class
Actual	$1,000.00	$1,081.20	1.00%	$5.25
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Global All Cap Fund – Advisor Class
Actual	1,000.00	1,081.20	1.00	5.25
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM Target Return Fund – Institutional Class
Actual	1,000.00	1,007.20	0.70	3.54
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM Target Return Fund – Advisor Class
Actual	1,000.00	1,007.20	0.70	3.54
Hypothetical (5% Return before expenses)	1,000.00	1,021.68	0.70	3.57
TDAM U.S. Small-Mid Cap Equity Fund – Institutional Class
Actual	1,000.00	1,061.60	1.00	5.20
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
TDAM U.S. Small-Mid Cap Equity Fund – Advisor Class
Actual	1,000.00	1,061.60	1.00	5.20
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
*	Beginning Account Value date is 8/1/13 for all Funds.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have an January 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an January 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2014, the Fund is designating the following items with regard to distributions paid during the period:

	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	FTC
TDAM Short-Term Bond Fund	100.00%	100.00%	0.00%	0.00%	5.50%	100.00%	0.00%	0.00%
TDAM Core Bond Fund	100.00%	100.00%	0.00%	0.00%	18.28%	99.99%	0.00%	0.00%
TDAM High Yield Bond Fund	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%
TDAM 1- to 5-Year Corporate Bond Portfolio	100.00%	100.00%	0.00%	0.00%	0.65%	52.06%	100.00%	0.00%
TDAM 5- to 10-Year Corporate Bond Portfolio	100.00%	100.00%	0.00%	0.00%	0.72%	47.34%	100.00%	0.00%
TDAM U.S. Equity Shareholder Yield Fund	100.00%	100.00%	86.33%	88.20%	0.00%	0.00%	100.00%	0.00%
TDAM U.S. Large Cap Core Equity Fund	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%
TDAM Global Equity Shareholder Yield Fund	100.00%	100.00%	37.43%	89.01%	0.00%	0.00%	100.00%	0.00%
TDAM Global Low Volatility Equity Fund	100.00%	100.00%	4.40%	61.85%	0.00%	0.00%	100.00%	7.45%
TDAM Global All Cap Fund	100.00%	100.00%	22.91%	46.92%	0.00%	0.00%	100.00%	0.00%
TDAM Target Return Fund	100.00%	100.00%	9.54%	15.00%	4.53%	68.83%	0.00%	0.00%
TDAM U.S. Small-Mid Cap Equity Fund	100.00%	100.00%	36.78%	36.06%	0.00%	0.00%	100.00%	0.00%
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. government obligations is exempt from state income tax, provided the Fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information was computed and reported in conjunction with your 2013 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/14 (Unaudited)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/14 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/14 (Unaudited) (Continued)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/14 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2014

	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund	TDAM 1- to 5-Year Corporate Bond Portfolio
ASSETS
Cost of investments (Note 2)	$64,970,904	$10,710,089	$10,314,998	$5,678,620
Investments in securities, at value	$64,036,866	$10,399,110	$10,332,486	$5,663,576
Repurchase agreements, at value (Note 2)	1,580,000	231,000	—	46,000
TOTAL INVESTMENTS	65,616,866	10,630,110	10,332,486	5,709,576
Cash	303	758	126,201	30
Interest and dividends receivable	361,657	54,106	173,033	24,179
Receivable for capital shares sold	5,712	—	—	—
Receivable for investment securities sold	250	—	—	—
Due from Investment Manager (Note 3)	—	12,182	—	5,574
Prepaid expenses	12,359	11,243	11,243	1,898
TOTAL ASSETS	65,997,147	10,708,399	10,642,963	5,741,257
LIABILITIES
Dividends payable to shareholders	49,011	1,973	6,775	626
Payable to Investment Manager (Note 3)	7,073	—	1,253	—
Payable for capital shares redeemed	449	35	51	—
Other accrued expenses	50,180	80,168	74,932	56,514
TOTAL LIABILITIES	106,713	82,176	83,011	57,140
NET ASSETS	$65,890,434	$10,626,223	$10,559,952	$5,684,117
Net assets consist of:
Paid-in-capital ($0.0001 par value; 3 billion, 1.3 billion, 1.2 billion and 0.6 billion shares authorized, respectively)	$65,386,764	$10,814,853	$10,589,215	$5,632,196
Undistributed (Distributions in excess of) net investment income	(2)	14	(5,173)	(2,202)
Accumulated net realized gains (losses) from investment transactions and distribution of realized gain from investment companies	(142,290)	(108,665)	(41,578)	23,167
Net unrealized appreciation (depreciation) on investments	645,962	(79,979)	17,488	30,956
Net assets	$65,890,434	$10,626,223	$10,559,952	$5,684,117
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.24	$9.81	$9.97	N/A
	($65,850,231 ÷ 6,432,787 shares)	($10,526,872 ÷ 1,073,455 shares)	($10,456,781 ÷ 1,049,074 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.24	$9.81	$9.97	N/A
	($40,203 ÷ 3,927 shares)	($99,351 ÷ 10,131 shares)	($103,171 ÷ 10,351 shares)
TDAM 1- to 5-Year Corporate Bond Portfolio net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	N/A	$10.10
				($5,684,117 ÷ 562,713 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2014

	TDAM 5- to 10-Year Corporate Bond Portfolio	TDAM U.S. Equity Shareholder Yield Fund	TDAM U.S. Large Cap Core Equity Fund	TDAM Global Equity Shareholder Yield Fund
ASSETS
Cost of investments (Note 2)	$5,131,048	$4,967,913	$5,818,253	$5,524,917
Investments in securities, at value	$5,089,359	$5,555,172	$6,651,709	$5,945,888
Repurchase agreements, at value (Note 2)	119,000	—	—	—
TOTAL INVESTMENTS	5,208,359	5,555,172	6,651,709	5,945,888
Cash	41	221,688	336,613	66,597
Foreign currency (Cost $0, $0, $0 and $23,966)	—	—	—	23,589
Interest and dividends receivable	33,486	9,078	4,340	16,526
Due from Investment Manager (Note 3)	3,548	361	4,674	17,787
Tax reclaim receivable	—	183	—	4,670
Prepaid expenses	1,899	12,201	11,243	12,201
TOTAL ASSETS	5,247,333	5,798,683	7,008,579	6,087,258
LIABILITIES
Dividends payable to shareholders	1,483	—	—	—
Payable for securities purchased	—	—	192,503	—
Other accrued expenses	54,687	55,707	62,003	66,886
TOTAL LIABILITIES	56,170	55,707	254,506	66,886
NET ASSETS	$5,191,163	$5,742,976	$6,754,073	$6,020,372
Net assets consist of:
Paid-in-capital ($0.0001 par value; 0.4 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$5,078,088	$5,093,510	$5,924,803	$5,542,916
Undistributed (Distributions in excess of) net investment income	(6,514)	13,995	1,507	15,188
Accumulated net realized gains (losses) from investment transactions and distribution of realized gain from investment companies	42,278	48,212	(5,693)	41,512
Net unrealized appreciation on investments	77,311	587,259	833,456	420,971
Net unrealized depreciation on translation of other assets and liabilities denominated in foreign currencies	—	—	—	(215)
Net assets	$5,191,163	$5,742,976	$6,754,073	$6,020,372
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	$11.29	$11.65	$10.99
		($5,628,107 ÷ 498,407 shares)	($6,636,472 ÷ 569,600 shares)	($5,907,874 ÷ 537,739 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	$11.29	$11.65	$10.99
		($114,869 ÷ 10,173 shares)	($117,601 ÷ 10,094 shares)	($112,498 ÷ 10,240 shares)
TDAM 5- to 10-Year Corporate Bond Portfolio net asset value, redemption price and offering price per share (Note 2)	$10.23	N/A	N/A	N/A
	($5,191,163 ÷ 507,676 shares)

Please see accompanying notes to financial statements.

Statements of Assets and Liabilities

January 31, 2014

	TDAM Global Low Volatility Equity Fund	TDAM Global All Cap Fund	TDAM Target Return Fund	TDAM U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$10,522,514	$10,263,539	$3,948,360	$5,558,953
Investments in securities, at value	$10,423,772	$11,588,923	$3,919,614	$6,026,154
Cash	83,313	733,206	377,632	69,125
Foreign currency (Cost $29,872, $34,743, $0 and $0)	29,820	34,136	—	—
Unrealized appreciation on forward foreign currency exchange contracts	32,627	—	—	—
Unrealized appreciation on spot contracts	28	1,411	—	—
Interest and dividends receivable	21,474	8,999	20,390	3,016
Due from Investment Manager (Note 3)	13,535	8,601	8,630	5,335
Tax reclaim receivable	3,898	5,351	—	—
Receivable for investment securities sold	—	229,375	—	49,479
Prepaid expenses	11,243	11,243	11,243	3,867
TOTAL ASSETS	10,619,710	12,621,245	4,337,509	6,156,976
LIABILITIES
Payable for securities purchased	34,970	40,443	8,450	1,215
Unrealized depreciation on forward foreign currency exchange contracts	6,085	—	—	—
Unrealized depreciation on spot contracts	—	348	—	—
Other accrued expenses	82,055	87,292	52,698	61,959
TOTAL LIABILITIES	123,110	128,083	61,148	63,174
NET ASSETS	$10,496,600	$12,493,162	$4,276,361	$6,093,802
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1.2 billion, 1.2 billion, 1.2 billion and 1.2 billion shares authorized, respectively)	$10,455,463	$10,958,497	$4,317,766	$5,553,845
Undistributed net investment income	113,274	6,666	4,068	—
Accumulated net realized gains (losses) from investment transactions and distribution of realized gain from investment companies	—	203,195	(16,727)	72,756
Net unrealized appreciation (depreciation) on investments	(98,742)	1,325,384	(28,746)	467,201
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	26,605	(580)	—	—
Net assets	$10,496,600	$12,493,162	$4,276,361	$6,093,802
Institutional Class net asset value, redemption price and offering price per share (Note 2)	$10.05	$11.54	$9.86	$11.07
	($10,394,207 ÷ 1,034,138 shares)	($12,376,117 ÷ 1,072,379 shares)	($4,176,778 ÷ 423,486 shares)	($5,982,268 ÷ 540,184 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	$10.05	$11.54	$9.86	$11.07
	($102,393 ÷ 10,187 shares)	($117,045 ÷ 10,142 shares)	($99,583 ÷ 10,097 shares)	($111,534 ÷ 10,071 shares)

Please see accompanying notes to financial statements.

Statements of Operations

	TDAM Short-Term Bond Fund	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund	TDAM 1- to 5-Year Corporate Bond Portfolio
	November 1, 2013† to January 31, 2014	Year ended October 31, 2013†	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	September 12, 2013* to January 31, 2014
INVESTMENT INCOME
Interest income	$179,984	$775,544	$127,561	$464,894	$13,519
Dividend income	—	—	24,132	—	15,722
	179,984	775,544	151,693	464,894	29,241
EXPENSES
Investment management fees (Note 3)	40,951	197,160	34,568	48,018	—
Directors' fees (Note 4)	3,901	21,552	12,756	12,756	5,859
Distribution fees – Advisor Class (Note 3)	25	27	213	217	—
Administration fees (Note 3)	—	—	4,335	4,379	—
Transfer agent fees	15,652	64,200	44,162	41,587	17,176
Pricing fees	8,850	30,126	11,171	11,758	2,833
Professional fees	7,758	54,963	68,328	68,583	43,060
Registration fees	3,895	10,169	10,763	10,738	1,687
Custody fees	3,732	14,576	6,169	1,454	2,450
Shareholder reports and mailing	2,601	2,406	7,007	7,007	4,681
Other expenses	3,843	17,022	8,150	8,149	4,456
TOTAL EXPENSES	91,208	412,201	207,622	214,646	82,202
Less:
Waiver of investment management fees/reimbursed expenses (Note 3)	(20,748)	(73,067)	(159,846)	(148,911)	(82,202)
Waiver of distribution fees – Advisor Class (Note 3)	(25)	(27)	(213)	(217)	—
Waiver of administration fees (Note 3)	—	—	(4,335)	(4,379)	—
NET EXPENSES	70,435	339,107	43,228	61,139	—
NET INVESTMENT INCOME	109,549	436,437	108,465	403,755	29,241
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	21,456	120,251	(64,832)	(41,578)	26,299
Distribution of realized gain from investment companies	—	—	33	—	2,840
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	91,026	(384,822)	(79,979)	17,488	30,956
NET REALIZED AND UNREALIZED GAIN (LOSS)	112,482	(264,571)	(144,778)	(24,090)	60,095
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$222,031	$171,866	$(36,313)	$379,665	$89,336

†	Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Operations

	TDAM 5- to 10-Year Corporate Bond Portfolio	TDAM U.S. Equity Shareholder Yield Fund	TDAM U.S. Large Cap Core Equity Fund	TDAM Global Equity Shareholder Yield Fund
	September 12, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014
INVESTMENT INCOME
Interest income	$30,244	$—	$—	$—
Dividend income (net of withholding tax of $0, $627, $0 and $10,866)	27,410	150,301	90,291	190,831
	57,654	150,301	90,291	190,831
EXPENSES
Investment management fees (Note 3)	—	30,733	32,561	38,068
Directors' fees (Note 4)	5,859	12,756	12,756	12,756
Distribution fees – Advisor Class (Note 3)	—	236	242	234
Administration fees (Note 3)	—	2,372	2,514	2,388
Transfer agent fees	17,171	40,700	41,215	41,058
Pricing fees	2,865	1,040	1,102	14,675
Professional fees	41,379	53,153	55,969	54,766
Registration fees	1,615	10,228	10,126	10,286
Custody fees	2,380	1,715	4,544	16,243
Shareholder reports and mailing	4,681	7,427	7,190	7,927
Other expenses	4,456	7,872	7,890	9,012
TOTAL EXPENSES	80,406	168,232	176,109	207,413
Less:
Waiver of investment management fees/reimbursed expenses (Note 3)	(80,406)	(127,801)	(133,274)	(157,205)
Waiver of distribution fees – Advisor Class (Note 3)	—	(236)	(242)	(234)
Waiver of administration fees (Note 3)	—	(2,372)	(2,514)	(2,388)
NET EXPENSES	—	37,823	40,079	47,586
NET INVESTMENT INCOME	57,654	112,478	50,212	143,245
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	61,573	59,717	11,372	83,199
Foreign currency	—	—	—	(649)
Distribution of realized gain from investment companies	8,393	—	—	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	77,311	587,259	833,456	420,971
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(215)
NET REALIZED AND UNREALIZED GAIN	147,277	646,976	844,828	503,306
NET INCREASE IN NET ASSETS FROM OPERATIONS	$204,931	$759,454	$895,040	$646,551

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Operations

	TDAM Global Low Volatility Equity Fund	TDAM Global All Cap Fund	TDAM Target Return Fund	TDAM U.S. Small- Mid Cap Equity Fund
	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	May 30, 2013* to January 31, 2014
INVESTMENT INCOME
Interest income	$41	$—	$44,827	$—
Dividend income (net of withholding tax of $20,244, $9,854, $778 and $218)	281,850	184,207	18,798	46,729
	281,891	184,207	63,625	46,729
EXPENSES
Investment management fees (Note 3)	61,995	77,547	16,203	29,555
Directors' fees (Note 4)	12,756	12,756	12,756	9,214
Distribution fees – Advisor Class (Note 3)	220	238	214	180
Administration fees (Note 3)	4,443	4,864	1,478	1,855
Transfer agent fees	41,599	41,683	41,312	33,671
Pricing fees	19,342	8,232	5,237	653
Professional fees	75,257	76,261	57,128	47,904
Registration fees	10,724	10,777	9,936	3,221
Custody fees	11,084	11,405	2,179	6,903
Shareholder reports and mailing	7,447	7,349	7,281	7,006
Other expenses	8,159	8,190	7,753	6,655
TOTAL EXPENSES	253,026	259,302	161,477	146,817
Less:
Waiver of investment management fees/reimbursed expenses (Note 3)	(168,649)	(157,216)	(139,160)	(107,838)
Waiver of distribution fees – Advisor Class (Note 3)	(220)	(238)	(214)	(180)
Waiver of administration fees (Note 3)	(4,443)	(4,864)	(1,478)	(1,855)
NET EXPENSES	79,714	96,984	20,625	36,944
NET INVESTMENT INCOME	202,177	87,223	43,000	9,785
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	46,896	330,498	(17,627)	111,159
Forward foreign currency exchange contracts	103,230	—	—	—
Foreign currency	(9,664)	(2,867)	—	—
Distribution of realized gain from investment companies	—	—	1,621	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(98,742)	1,325,384	(28,746)	467,201
Forward foreign currency exchange contracts	26,542	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	63	(580)	—	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	68,325	1,652,435	(44,752)	578,360
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$270,502	$1,739,658	$(1,752)	$588,145

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Short-Term Bond Fund	TDAM Short-Term Bond Fund	TDAM Short-Term Bond Fund	TDAM Core Bond Fund	TDAM High Yield Bond Fund
	November 1, 2013† to January 31, 2014	Year ended October 31, 2013†ˆ	Year ended October 31, 2012†	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$109,549	$436,437	$535,091	$108,465	$403,755
Net realized gain (loss) from investment transactions and distribution of realized gain from investment companies	21,456	120,251	294,386	(64,799)	(41,578)
Net change in unrealized appreciation (depreciation) on investments	91,026	(384,822)	463,426	(79,979)	17,488
Net increase (decrease) in net assets from operations	222,031	171,866	1,292,903	(36,313)	379,665
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(140,309)	(688,457)	(746,412)	(150,822)	(404,865)
Advisor Class	(87)	(151)	—	(1,495)	(4,063)
From net realized gains
Institutional Class	—	(72,138)	(133,759)	—	—
Advisor Class	—	—	—	—	—
Total dividends and distributions to shareholders	(140,396)	(760,746)	(880,171)	(152,317)	(408,928)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	4,335,575	42,005,029	64,086,620	10,585,026	10,141,313
Shares issued in reinvestment of dividends	303	1,404	449	128,629	344,534
Payments for shares redeemed	(3,966,976)	(45,752,333)	(62,369,392)	(82)	(96)
Net increase (decrease) in net assets from Institutional Class shares	368,902	(3,745,900)	1,717,677	10,713,573	10,485,751
Advisor Class:
Proceeds from shares sold	—	40,010	—	100,010	100,010
Shares issued in reinvestment of dividends	74	126	—	1,270	3,454
Payments for shares redeemed	—	—	—	—	—
Net increase in net assets from Advisor Class shares	74	40,136	—	101,280	103,464
Net increase (decrease) in net assets from capital share transactions	368,976	(3,705,764)	1,717,677	10,814,853	10,589,215
TOTAL INCREASE (DECREASE) IN NET ASSETS	450,611	(4,294,644)	2,130,409	10,626,223	10,559,952
NET ASSETS:
Beginning of period	65,439,823	69,734,467	67,604,058	—	—
End of period	$65,890,434	$65,439,823	$69,734,467	$10,626,223	$10,559,952
Undistributed (Distributions in excess of) net investment income, end of period	$(2)	$421	$421	$14	$(5,173)
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	423,851	4,094,945	6,256,246	1,060,296	1,014,214
Shares issued in reinvestment of dividends	29	141	44	13,167	34,870
Shares redeemed	(387,561)	(4,473,572)	(6,083,928)	(8)	(10)
Net increase (decrease) in Institutional Class shares	36,319	(378,486)	172,362	1,073,455	1,049,074
Advisor Class:
Shares sold	—	3,907	—	10,001	10,001
Shares issued in reinvestment of dividends	8	12	—	130	350
Shares redeemed	—	—	—	—	—
Net increase in Advisor Class shares	8	3,919	—	10,131	10,351
Net increase (decrease) in shares	36,327	(374,567)	172,362	1,083,586	1,059,425

†	Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
^	Advisor Class shares commenced operations on May 30, 2013.
*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM 1- to 5-Year Corporate Bond Portfolio	TDAM 5- to 10-Year Corporate Bond Portfolio
	September 12, 2013* to January 31, 2014	September 12, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$29,241	$57,654
Net realized gain from investment transactions and distribution of realized gain from investment companies	29,139	69,966
Net change in unrealized appreciation (depreciation) on investments	30,956	77,311
Net increase in net assets from operations	89,336	204,931
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(32,074)	(66,043)
From net realized gains	(5,341)	(25,813)
Total dividends and distributions to shareholders	(37,415)	(91,856)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,600,183	5,000,010
Shares issued in reinvestment of dividends	32,013	78,078
Payments for shares redeemed	—	—
Net increase in net assets from capital share transactions	5,632,196	5,078,088
TOTAL INCREASE IN NET ASSETS	5,684,117	5,191,163
NET ASSETS:
Beginning of period	—	—
End of period	$5,684,117	$5,191,163
Distributions in excess of net investment income, end of period	$(2,202)	$(6,514)
SHARE TRANSACTIONS:
Shares sold	559,542	500,001
Shares issued in reinvestment of dividends	3,171	7,675
Shares redeemed	—	—
Net increase in shares	562,713	507,676

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM U.S. Equity Shareholder Yield Fund	TDAM U.S. Large Cap Core Equity Fund	TDAM Global Equity Shareholder Yield Fund
	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$112,478	$50,212	$143,245
Net realized gain from investment transactions and foreign currency	59,717	11,372	82,550
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	587,259	833,456	420,756
Net increase in net assets from operations	759,454	895,040	646,551
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(97,830)	(48,062)	(125,048)
Advisor Class	(1,997)	(944)	(2,382)
From net realized gains
Institutional Class	(9,958)	(16,461)	(40,876)
Advisor Class	(203)	(303)	(789)
Total dividends and distributions to shareholders	(109,988)	(65,770)	(169,095)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	4,900,010	5,787,577	5,298,081
Shares issued in reinvestment of dividends	91,620	39,422	142,626
Payments for shares redeemed	—	(3,266)	(496)
Net increase in net assets from Institutional Class shares	4,991,630	5,823,733	5,440,211
Advisor Class:
Proceeds from shares sold	100,010	100,298	100,010
Shares issued in reinvestment of dividends	1,870	772	2,695
Payments for shares redeemed	—	—	—
Net increase in net assets from Advisor Class shares	101,880	101,070	102,705
Net increase in net assets from capital share transactions	5,093,510	5,924,803	5,542,916
TOTAL INCREASE IN NET ASSETS	5,742,976	6,754,073	6,020,372
NET ASSETS:
Beginning of period	—	—	—
End of period	$5,742,976	$6,754,073	$6,020,372
Undistributed net investment income, end of period	$13,995	$1,507	$15,188
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	490,001	566,344	525,142
Shares issued in reinvestment of dividends	8,406	3,528	12,641
Shares redeemed	—	(272)	(44)
Net increase in Institutional Class shares	498,407	569,600	537,739
Advisor Class:
Shares sold	10,001	10,025	10,001
Shares issued in reinvestment of dividends	172	69	239
Shares redeemed	—	—	—
Net increase in Advisor Class shares	10,173	10,094	10,240
Net increase in shares	508,580	579,694	547,979

*	Commencement of operations.

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TDAM Global Low Volatility Equity Fund	TDAM Global All Cap Fund	TDAM Target Return Fund	TDAM U.S. Small- Mid Cap Equity Fund
	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	March 21, 2013* to January 31, 2014	May 30, 2013* to January 31, 2014
OPERATIONS:
Net investment income	$202,177	$87,223	$43,000	$9,785
Net realized gain (loss) from investment transactions, forward foreign currency exchange contracts, foreign currency and distribution of realized gain from investment companies	140,462	327,631	(16,006)	111,159
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other asset and liabilities denominated in foreign currencies	(72,137)	1,324,804	(28,746)	467,201
Net increase (decrease) in net assets from operations	270,502	1,739,658	(1,752)	588,145
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(176,096)	(79,839)	(38,547)	(11,284)
Advisor Class	(1,742)	(768)	(1,106)	(223)
From net realized gains
Institutional Class	(51,021)	(123,201)	—	(35,995)
Advisor Class	(506)	(1,185)	—	(686)
Total dividends and distributions to shareholders	(229,365)	(204,993)	(39,653)	(48,188)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	10,310,165	10,686,096	4,200,165	5,413,760
Shares issued in reinvestment of dividends	43,511	173,483	16,709	40,605
Payments for shares redeemed	(133)	(2,751)	(58)	(1,302)
Net increase in net assets from Institutional Class shares	10,353,543	10,856,828	4,216,816	5,453,063
Advisor Class:
Proceeds from shares sold	101,490	100,010	100,432	100,010
Shares issued in reinvestment of dividends	430	1,659	518	772
Payments for shares redeemed	—	—	—	—
Net increase in net assets from Advisor Class shares	101,920	101,669	100,950	100,782
Net increase in net assets from capital share transactions	10,455,463	10,958,497	4,317,766	5,553,845
TOTAL INCREASE IN NET ASSETS	10,496,600	12,493,162	4,276,361	6,093,802
NET ASSETS:
Beginning of period	—	—	—	—
End of period	$10,496,600	$12,493,162	$4,276,361	$6,093,802
Undistributed net investment income, end of period	$113,274	$6,666	$4,068	$—
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	1,029,864	1,057,871	421,794	536,597
Shares issued in reinvestment of dividends	4,287	14,738	1,698	3,701
Shares redeemed	(13)	(230)	(6)	(114)
Net increase in Institutional Class shares	1,034,138	1,072,379	423,486	540,184
Advisor Class:
Shares sold	10,145	10,001	10,044	10,001
Shares issued in reinvestment of dividends	42	141	53	70
Shares redeemed	—	—	—	—
Net increase in Advisor Class shares	10,187	10,142	10,097	10,071
Net increase in shares	1,044,325	1,082,521	433,583	550,255

*	Commencement of operations.

Please see accompanying notes to financial statements.

Financial Highlights

For the period ended January 31, 2014 and the years/period ended October 31,
For a Share Outstanding Throughout the Period

	Institutional Class
	January 31, 2014^	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.22	$10.29	$10.24	$10.32	$10.25	$9.88
Net investment income(1)	0.017	0.091	0.107	0.098	0.154	0.281
Net realized gains (losses) on investments	0.025	(0.060)	0.073	(0.012)	0.144	0.379
Total from operations	0.042	0.031	0.180	0.086	0.298	0.660
Dividends from net investment income	(0.022)	(0.091)	(0.107)	(0.117)	(0.163)	(0.290)
Distributions from net realized gains	—	(0.011)	(0.023)	(0.049)	(0.065)	—
Total dividends and distributions	(0.022)	(0.102)	(0.130)	(0.166)	(0.228)	(0.290)
Net asset value, end of period	$10.24	$10.22	$10.29	$10.24	$10.32	$10.25
Total investment return†	0.41%	0.31%	1.77%	0.85%	2.95%	6.76%
Net assets end of period (000)	$65,850	$65,400	$69,734	$67,604	$75,200	$36,213
Ratio of net expenses to average net assets	0.43%‡	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of total expenses to average net assets	0.55%‡	0.52%	0.56%	0.48%	0.62%	0.68%
Ratio of net investment income to average net assets	0.66%‡	0.55%	0.74%	0.96%	1.50%	2.78%
Portfolio turnover rate	15%	111%	176%	75%	83%	122%

	Advisor Class(2)
	January 31, 2014^	October 31, 2013
TDAM Short-Term Bond Fund
Net asset value, beginning of period	$10.23	$10.24
Net investment income(1)	0.017	0.039
Net realized gains (losses) on investments	0.015	(0.010)
Total from operations	0.032	0.029
Dividends from net investment income	(0.022)	(0.039)
Distributions from net realized gains	—	—
Total dividends and distributions	(0.022)	(0.039)
Net asset value, end of period	$10.24	$10.23
Total investment return†	0.31%	0.28%
Net assets end of period (000)	$40	$40
Ratio of net expenses to average net assets	0.43%‡	0.43%‡
Ratio of total expenses to average net assets	0.80%‡	0.66%‡
Ratio of net investment income to average net assets	0.66%‡	0.14%‡
Portfolio turnover rate	15%	111%

^	For the three-month period ended January 31, 2014. Effective November 1, 2013, the TDAM Short-Term Bond Fund changed its fiscal year from October 31 to January 31.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Advisor Class shares commenced operations on May 30, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM Core Bond Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.107
Net realized and unrealized loss on investments	(0.148)
Total from operations	(0.041)
Dividends from net investment income	(0.149)
Distributions from net realized gains	—
Total dividends and distributions	(0.149)
Net asset value, end of period	$9.81
Total investment return†	(0.40)%
Net assets end of period (000)	$10,527
Ratio of net expenses to average net assets	0.50%‡
Ratio of total expenses to average net assets	2.39%‡
Ratio of net investment income to average net assets	1.25%‡
Portfolio turnover rate	40%

Advisor Class(3)
2014
TDAM Core Bond Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.107
Net realized and unrealized loss on investments	(0.148)
Total from operations	(0.041)
Dividends from net investment income	(0.149)
Distributions from net realized gains	—
Total dividends and distributions	(0.149)
Net asset value, end of period	$9.81
Total investment return†	(0.40)%
Net assets end of period (000)	$99
Ratio of net expenses to average net assets	0.50%‡
Ratio of total expenses to average net assets	2.64%‡
Ratio of net investment income to average net assets	1.25%‡
Portfolio turnover rate	40%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.397
Net realized and unrealized loss on investments	(0.027)
Total from operations	0.370
Dividends from net investment income	(0.400)
Distributions from net realized gains	—
Total dividends and distributions	(0.400)
Net asset value, end of period	$9.97
Total investment return†	3.81%
Net assets end of period (000)	$10,457
Ratio of net expenses to average net assets	0.70%‡
Ratio of total expenses to average net assets	2.45%‡
Ratio of net investment income to average net assets	4.61%‡
Portfolio turnover rate	17%

Advisor Class(3)
2014
TDAM High Yield Bond Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.397
Net realized and unrealized loss on investments	(0.027)
Total from operations	0.370
Dividends from net investment income	(0.400)
Distributions from net realized gains	—
Total dividends and distributions	(0.400)
Net asset value, end of period	$9.97
Total investment return†	3.81%
Net assets end of period (000)	$103
Ratio of net expenses to average net assets	0.70%‡
Ratio of total expenses to average net assets	2.70%‡
Ratio of net investment income to average net assets	4.61%‡
Portfolio turnover rate	17%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

TDAM 1- to 5-Year Corporate Bond Portfolio(2)
2014
TDAM 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.00
Net investment income(1)	0.057
Net realized and unrealized gain on investments	0.115
Total from operations	0.172
Dividends from net investment income	(0.061)
Distributions from net realized gains	(0.011)
Total dividends and distributions	(0.072)
Net asset value, end of period	$10.10
Total investment return†	1.72%
Net assets end of period (000)	$5,684
Ratio of net expenses to average net assets	— %‡
Ratio of total expenses to average net assets	4.07%‡
Ratio of net investment income to average net assets	1.45%‡
Portfolio turnover rate	58%

TDAM 5- to 10-Year Corporate Bond Portfolio(2)
2014
TDAM 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.00
Net investment income(1)	0.115
Net realized and unrealized gain on investments	0.297
Total from operations	0.412
Dividends from net investment income	(0.131)
Distributions from net realized gains	(0.051)
Total dividends and distributions	(0.182)
Net asset value, end of period	$10.23
Total investment return†	4.15%
Net assets end of period (000)	$5,191
Ratio of net expenses to average net assets	— %‡
Ratio of total expenses to average net assets	4.07%‡
Ratio of net investment income to average net assets	2.91%‡
Portfolio turnover rate	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.224
Net realized and unrealized gain on investments	1.285
Total from operations	1.509
Dividends from net investment income	(0.199)
Distributions from net realized gains	(0.020)
Total dividends and distributions	(0.219)
Net asset value, end of period	$11.29
Total investment return†	15.18%
Net assets end of period (000)	$5,628
Ratio of net expenses to average net assets	0.80%‡
Ratio of total expenses to average net assets	3.54%‡
Ratio of net investment income to average net assets	2.37%‡
Portfolio turnover rate	9%

Advisor Class(3)
2014
TDAM U.S. Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.224
Net realized and unrealized gain on investments	1.285
Total from operations	1.509
Dividends from net investment income	(0.199)
Distributions from net realized gains	(0.020)
Total dividends and distributions	(0.219)
Net asset value, end of period	$11.29
Total investment return†	15.18%
Net assets end of period (000)	$115
Ratio of net expenses to average net assets	0.80%‡
Ratio of total expenses to average net assets	3.79%‡
Ratio of net investment income to average net assets	2.37%‡
Portfolio turnover rate	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.097
Net realized and unrealized gain on investments	1.677
Total from operations	1.774
Dividends from net investment income	(0.094)
Distributions from net realized gains	(0.030)
Total dividends and distributions	(0.124)
Net asset value, end of period	$11.65
Total investment return†	17.77%
Net assets end of period (000)	$6,636
Ratio of net expenses to average net assets	0.80%‡
Ratio of total expenses to average net assets	3.50%‡
Ratio of net investment income to average net assets	1.00%‡
Portfolio turnover rate	9%

Advisor Class(3)
2014
TDAM U.S. Large Cap Core Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.097
Net realized and unrealized gain on investments	1.677
Total from operations	1.774
Dividends from net investment income	(0.094)
Distributions from net realized gains	(0.030)
Total dividends and distributions	(0.124)
Net asset value, end of period	$11.65
Total investment return†	17.77%
Net assets end of period (000)	$118
Ratio of net expenses to average net assets	0.80%‡
Ratio of total expenses to average net assets	3.77%‡
Ratio of net investment income to average net assets	1.00%‡
Portfolio turnover rate	9%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.282
Net realized and unrealized gain on investments	1.024
Total from operations	1.306
Dividends from net investment income	(0.237)
Distributions from net realized gains	(0.079)
Total dividends and distributions	(0.316)
Net asset value, end of period	$10.99
Total investment return†	12.99%
Net assets end of period (000)	$5,908
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	4.34%‡
Ratio of net investment income to average net assets	3.00%‡
Portfolio turnover rate	20%

Advisor Class(3)
2014
TDAM Global Equity Shareholder Yield Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.283
Net realized and unrealized gain on investments	1.023
Total from operations	1.306
Dividends from net investment income	(0.237)
Distributions from net realized gains	(0.079)
Total dividends and distributions	(0.316)
Net asset value, end of period	$10.99
Total investment return†	12.99%
Net assets end of period (000)	$112
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	4.58%‡
Ratio of net investment income to average net assets	3.01%‡
Portfolio turnover rate	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.201
Net realized and unrealized gain on investments	0.073
Total from operations	0.274
Dividends from net investment income	(0.173)
Distributions from net realized gains	(0.051)
Total dividends and distributions	(0.224)
Net asset value, end of period	$10.05
Total investment return†	2.70%
Net assets end of period (000)	$10,394
Ratio of net expenses to average net assets	0.90%‡
Ratio of total expenses to average net assets	2.85%‡
Ratio of net investment income to average net assets	2.28%‡
Portfolio turnover rate	11%

Advisor Class(3)
2014
TDAM Global Low Volatility Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.202
Net realized and unrealized gain on investments	0.072
Total from operations	0.274
Dividends from net investment income	(0.173)
Distributions from net realized gains	(0.051)
Total dividends and distributions	(0.224)
Net asset value, end of period	$10.05
Total investment return†	2.70%
Net assets end of period (000)	$102
Ratio of net expenses to average net assets	0.90%‡
Ratio of total expenses to average net assets	3.09%‡
Ratio of net investment income to average net assets	2.28%‡
Portfolio turnover rate	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM Global All Cap Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.086
Net realized and unrealized gain on investments	1.648
Total from operations	1.734
Dividends from net investment income	(0.076)
Distributions from net realized gains	(0.118)
Total dividends and distributions	(0.194)
Net asset value, end of period	$11.54
Total investment return†	17.31%
Net assets end of period (000)	$12,376
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	2.66%‡
Ratio of net investment income to average net assets	0.90%‡
Portfolio turnover rate	56%

Advisor Class(3)
2014
TDAM Global All Cap Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.086
Net realized and unrealized gain on investments	1.648
Total from operations	1.734
Dividends from net investment income	(0.076)
Distributions from net realized gains	(0.118)
Total dividends and distributions	(0.194)
Net asset value, end of period	$11.54
Total investment return†	17.31%
Net assets end of period (000)	$117
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	2.91%‡
Ratio of net investment income to average net assets	0.90%‡
Portfolio turnover rate	56%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM Target Return Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.125
Net realized and unrealized loss on investments	(0.155)
Total from operations	(0.030)
Dividends from net investment income	(0.110)
Distributions from net realized gains	—
Total dividends and distributions	(0.110)
Net asset value, end of period	$9.86
Total investment return†	(0.29)%
Net assets end of period (000)	$4,177
Ratio of net expenses to average net assets	0.70%‡
Ratio of total expenses to average net assets	5.45%‡
Ratio of net investment income to average net assets	1.46%‡
Portfolio turnover rate	20%

Advisor Class(3)
2014
TDAM Target Return Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.121
Net realized and unrealized loss on investments	(0.151)
Total from operations	(0.030)
Dividends from net investment income	(0.110)
Distributions from net realized gains	—
Total dividends and distributions	(0.110)
Net asset value, end of period	$9.86
Total investment return†	(0.29)%
Net assets end of period (000)	$100
Ratio of net expenses to average net assets	0.70%‡
Ratio of total expenses to average net assets	5.88%‡
Ratio of net investment income to average net assets	1.41%‡
Portfolio turnover rate	20%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the period ended January 31,
For a Share Outstanding Throughout the Period

Institutional Class(2)
2014
TDAM U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.019
Net realized and unrealized gain on investments	1.141
Total from operations	1.160
Dividends from net investment income	(0.022)
Distributions from net realized gains	(0.068)
Total dividends and distributions	(0.090)
Net asset value, end of period	$11.07
Total investment return†	11.62%
Net assets end of period (000)	$5,982
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	3.95%‡
Ratio of net investment income to average net assets	0.26%‡
Portfolio turnover rate	16%

Advisor Class(3)
2014
TDAM U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$10.00
Net investment income(1)	0.019
Net realized and unrealized gain on investments	1.141
Total from operations	1.160
Dividends from net investment income	(0.022)
Distributions from net realized gains	(0.068)
Total dividends and distributions	(0.090)
Net asset value, end of period	$11.07
Total investment return†	11.62%
Net assets end of period (000)	$112
Ratio of net expenses to average net assets	1.00%‡
Ratio of total expenses to average net assets	4.22%‡
Ratio of net investment income to average net assets	0.26%‡
Portfolio turnover rate	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TDAM Short-Term Bond Fund (the “Short-Term Bond Fund”), the TDAM Core Bond Fund (the “Core Bond Fund”), the TDAM High Yield Bond Fund (the “High Yield Bond Fund”), the TDAM 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”), the TDAM 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”), the TDAM U.S. Equity Shareholder Yield Fund (the “U.S. Equity Shareholder Yield Fund”), the TDAM U.S. Large Cap Core Equity Fund (the “U.S. Large Cap Core Equity Fund”), the TDAM Global Equity Shareholder Yield Fund (the “Global Equity Shareholder Yield Fund”), the TDAM Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”), the TDAM Global All Cap Fund (the “Global All Cap Fund”), the TDAM Target Return Fund (the “Target Return Fund”) and the TDAM U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the Short-Term Bond Fund is to provide a high level of income consistent with preservation of capital and liquidity. The investment objective of the Core Bond Fund is to provide current income. The investment objective of the High Yield Bond Fund is to provide high current income. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the U.S. Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the U.S. Large Cap Core Equity Fund is to provide long-term capital appreciation. The investment objective of the Global Equity Shareholder Yield Fund is to provide income and moderate capital appreciation. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the Global All Cap Fund is to provide long-term capital appreciation. The investment objective of the Target Return Fund is to achieve total return that exceeds the rate of return of the 1-month Treasury bill by 300 basis points (or 3%) on an annualized basis over a five year period regardless of market conditions. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

On September 24, 2013, the Board of Directors approved a change in fiscal year end from October 31 to January 31 for the Short-Term Bond Fund.

Note 2 — Significant Accounting Policies

The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. The Funds are generally open for business on each day the NYSE and Federal Reserve Bank of New York (the “Fed”) are open. In addition, each Fund may elect, in its discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Securities Valuation — The Funds’ equity securities for which market quotations are readily available are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked prices. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities with sixty days or less remaining until maturity may be valued at amortized cost. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

As of January 31, 2014, there were foreign securities valued in accordance with Fair Value Procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the period ended January 31, 2014, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2014, the Global Low Volatility Equity Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. For the period ended January 31, 2014, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statement of Operations.

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations. For the period ended January 31, 2014, there were no earnings credits.

Dividends and Distributions to Shareholders — Dividends arising from net investment income, if any, are declared daily and paid monthly by the Short-Term Bond Fund; declared and paid monthly by each of the Core Bond Fund, the High Yield Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by each of the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund and the Global All Cap Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee. With respect to each of the Global Equity Shareholder Yield Fund, Global All Cap Fund and the U.S. Small-Mid Cap Equity Fund, such annual investment management fee is equal to 0.80% of average daily net assets; with respect to the Global Low Volatility Equity Fund such annual investment management fee is equal to 0.70% of average daily net assets; with respect to each of the U.S. Equity Shareholder Yield Fund and the U.S. Large Cap Core Equity Fund such annual investment management fee is equal to 0.65% of average daily net assets; with respect to each of the High Yield Bond Fund and the Target Return Fund such annual investment management fee is equal to 0.55% of average daily net assets; with respect to the Core Bond Fund such annual investment management fee is equal to 0.40% of average daily net assets; and with respect to the Short-Term Bond Fund such annual investment management fee is equal to 0.25% of average daily net assets. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Core Bond Fund, the High Yield Bond Fund, the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global Low Volatility Equity Fund, the Global All Cap Fund, the Target Return Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out below for each class of each Fund. This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Expense Cap
Core Bond Fund
Institutional Class	0.50%
Advisor Class	0.75%
High Yield Bond Fund
Institutional Class	0.70%
Advisor Class	0.95%
U.S. Equity Shareholder Yield Fund
Institutional Class	0.80%
Advisor Class	1.05%
U.S. Large Cap Core Equity Fund
Institutional Class	0.80%
Advisor Class	1.05%
Global Equity Shareholder Yield Fund
Institutional Class	1.00%
Advisor Class	1.25%
Global Low Volatility Equity Fund
Institutional Class	0.90%
Advisor Class	1.15%
Global All Cap Fund
Institutional Class	1.00%
Advisor Class	1.25%
Target Return Fund
Institutional Class	0.70%
Advisor Class	0.95%
U.S. Small-Mid Cap Equity Fund
Institutional Class	1.00%
Advisor Class	1.25%

The Investment Manager and its affiliates may also, from time to time, voluntarily waive or reimburse all or a part of each such Fund’s operating expenses.

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated with respect to a Fund before the end of the Fund’s first year of operations unless approved by the Board of Directors.

The Investment Manager from time to time may waive fees or assume certain expenses of each class of the Short-Term Bond Fund, so that the annualized ratio of total operating expenses for the Short-Term Bond Fund do not exceed 0.43%

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

with respect to the Institutional Class, and 0.68% with respect to the Advisor Class (the “Voluntary Expense Limitations”). The Voluntary Expense Limitations may not apply to extraordinary expenses.

Any amount waived or paid pursuant to a Voluntary Expense Limitation (a “Waived Amount”) shall be repaid to the Investment Manager by the Short-Term Bond Fund; provided, that the Fund shall not repay any such Waived Amount to the Investment Manager if such payment shall cause the relevant Class’ total operating expenses (on an annualized basis) to exceed the expense cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed; provided further, that no Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator does not receive a separate fee for administrative services with respect to each of the Short-Term Bond Fund, the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio. The Administrator has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. The Administrator pays Citi’s fees for providing these services. Administration fees were waived for the period ended January 31, 2014.

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds (other than the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio), to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. Distribution fees were waived for the period ended January 31, 2014.

All fees are earned, waived and reimbursed at the class level of each Fund, with the exception of Investment Management and certain Administration fees which are earned, waived and reimbursed at the fund level of each Fund.

As of January 31, 2014, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

	Potential Amount of Recovery	Expiration
Short-Term Bond Fund	$91,742	10/31/14
	73,067	10/31/15
	20,748	1/31/16
Core Bond Fund	164,181	1/31/16
High Yield Bond Fund	153,290	1/31/16
U.S. Equity Shareholder Yield Fund	130,173	1/31/16
U.S. Large Cap Core Equity Fund	135,788	1/31/16
Global Equity Shareholder Yield Fund	159,593	1/31/16
Global Low Volatility Equity Fund	173,092	1/31/16
Global All Cap Fund	162,080	1/31/16
Target Return Fund	140,638	1/31/16
U.S. Small-Mid Cap Equity Fund	109,693	1/31/16

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Epoch Investment Partners, Inc., serves as investment sub-adviser to each of the U.S. Equity Shareholder Yield Fund, the U.S. Large Cap Core Equity Fund, the Global Equity Shareholder Yield Fund, the Global All Cap Fund and the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Funds.

Note 4 — Directors’ Fees

Each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $45,000 payable quarterly;
2.	a meeting fee of $5,000 for each regular meeting attended in person;
3.	a meeting fee of $2,500 for each regular meeting attended by telephone;
4.	for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $2,500 for each such meeting attended;
5.	a meeting fee of $5,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $10,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $5,000 annually, payable quarterly.

Meeting fees are paid after services are rendered. The retainer fees are paid pro-rata on a quarterly basis.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments, for the period ended January 31, 2014 were as follows:

	Short-Term Bond Fund	Core Bond Fund	High Yield Bond Fund	1- to 5-Year Corporate Bond Portfolio
Purchases
U.S. Government	$503,857	$7,998,387	$—	$305,537
Other	10,161,118	6,374,715	11,918,258	8,334,671
Sales and Maturities
U.S. Government	$3,051,784	$2,986,666	$—	$269,741
Other	5,786,039	892,810	1,553,648	2,755,039

	5- to 10-Year Corporate Bond Portfolio	U.S. Equity Shareholder Yield Fund	U.S. Large Cap Core Equity Fund	Global Equity Shareholder Yield Fund
Purchases
U.S. Government	$346,187	$—	$—	$—
Other	8,064,052	5,392,127	6,273,320	6,528,345
Sales and Maturities
U.S. Government	$310,759	$—	$—	$—
Other	3,146,647	483,540	483,824	1,086,295

	Global Low Volatility Equity Fund	Global All Cap Fund	Target Return Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$—	$—	$317,421	$—
Other	11,628,694	15,980,350	2,958,231	6,278,512
Sales and Maturities
U.S. Government	$—	$—	$120,640	$—
Other	1,150,871	6,047,310	259,178	830,611

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Note 6 — Federal Income Taxes

It is each Fund’s policy to comply, or, in the case of the Short-Term Bond Fund, to continue to comply, with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax year (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily relating to foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC gain reclassification and basis adjustment on sale of securities that distributed non-taxable distributions, for the period ended January 31, 2014 were as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short-Term Bond Fund	$30,424	$(30,424)
Core Bond Fund	43,866	(43,866)
1- to 5-Year Corporate Bond Portfolio	631	(631)
5- to 10-Year Corporate Bond Portfolio	1,875	(1,875)
U.S. Equity Shareholder Yield Fund	1,344	(1,344)
U.S. Large Cap Core Equity Fund	301	(301)
Global Equity Shareholder Yield Fund	(627)	627
Global Low Volatility Equity Fund	88,935	(88,935)
Global All Cap Fund	50	(50)
Target Return Fund	721	(721)
U.S. Small-Mid Cap Equity Fund	1,722	(1,722)

These reclassifications have no impact on net assets or net asset value per share.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

The tax character of distributions declared to shareholders for the periods ended January 31, 2014, for each Fund, and for the years ended October 31, 2013 and 2012 for the Short-Term Bond Fund, were as follows:

		Ordinary Income	Long-Term Capital Gain	Totals
Short-Term Bond Fund	2014	$140,396	$—	$140,396
	2013	688,608	72,138	760,746
	2012	792,019	88,152	880,171
Core Bond Fund	2014	152,317	—	152,317
High Yield Bond Fund	2014	408,928	—	408,928
1- to 5-Year Corporate Bond Portfolio	2014	37,415	—	37,415
5- to 10-Year Corporate Bond Portfolio	2014	91,856	—	91,856
U.S. Equity Shareholder Yield Fund	2014	109,988	—	109,988
U.S. Large Cap Core Equity Fund	2014	65,770	—	65,770
Global Equity Shareholder Yield Fund	2014	169,095	—	169,095
Global Low Volatility Equity Fund	2014	229,365	—	229,365
Global All Cap Fund	2014	204,993	—	204,993
Target Return Fund	2014	39,653	—	39,653
U.S. Small-Mid Cap Equity Fund	2014	48,188	—	48,188

As of January 31, 2014, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified late-year losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Short-Term Bond Fund	$49,146	$—	$(118,615)	$(9,284)	$631,570	$(49,147)	$503,670
Core Bond Fund	14,134	—	(68,063)	(29,539)	(91,091)	(14,071)	(188,630)
High Yield Bond Fund	41,057	—	(27,595)	(13,982)	17,488	(46,231)	(29,263)
1- to 5-Year Corporate Bond Portfolio	23,422	2,209	—	—	30,956	(4,666)	51,921
5- to 10-Year Corporate Bond Portfolio	39,813	6,518	—	—	76,628	(9,884)	113,075
U.S. Equity Shareholder Yield Fund	48,322	—	—	—	601,144	—	649,466
U.S. Large Cap Core Equity Fund	1,508	—	—	(5,303)	833,065	—	829,270
Global Equity Shareholder Yield Fund	44,061	—	—	—	433,395	—	477,456
Global Low Volatility Equity Fund	136,523	—	—	—	(72,750)	(22,636)	41,137
Global All Cap Fund	203,277	—	—	—	1,332,464	(1,076)	1,534,665
Target Return Fund	4,068	—	(12,134)	(4,287)	(29,052)	—	(41,405)
U.S. Small-Mid Cap Equity Fund	72,756	—	—	—	467,201	—	539,957

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2013, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2013 and specified losses incurred after October 31, 2013. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the period ended January 31, 2014, all the above listed qualified late-year losses are post-October capital losses, which the Funds intend to defer to February 1, 2014 for federal tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss
Short-Term Bond Fund	$118,615
Core Bond Fund	68,063
High Yield Bond Fund	27,595
Target Return Fund	12,134

During the period ended January 31, 2014, the Short-Term Bond Fund utilized $135 of prior year capital loss carryforwards.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Term Bond Fund	$64,985,296	$682,441	$(50,871)	$631,570
Core Bond Fund	10,721,201	46,844	(137,935)	(91,091)
High Yield Bond Fund	10,314,998	101,743	(84,255)	17,488
1- to 5-Year Corporate Bond Portfolio	5,678,620	32,881	(1,925)	30,956
5- to 10-Year Corporate Bond Portfolio	5,131,731	79,178	(2,550)	76,628
U.S. Equity Shareholder Yield Fund	4,954,028	698,943	(97,799)	601,144
U.S. Large Cap Core Equity Fund	5,818,644	908,246	(75,181)	833,065
Global Equity Shareholder Yield Fund	5,512,278	589,161	(155,551)	433,610
Global Low Volatility Equity Fund	10,523,127	518,585	(617,940)	(99,355)
Global All Cap Fund	10,255,879	1,439,792	(106,748)	1,333,044
Target Return Fund	3,948,666	27,601	(56,653)	(29,052)
U.S. Small-Mid Cap Equity Fund	5,558,953	622,914	(155,713)	467,201

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2014

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Note 8 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 67.2%
CONSUMER DISCRETIONARY — 9.8%
Comcast
5.90%, 3/15/16	$490,000	$540,574
5.85%, 11/15/15	450,000	490,451
5.70%, 5/15/18	250,000	289,106
Daimler Finance North America LLC
1.65%, 4/10/15 (A)	1,375,000	1,391,797
1.25%, 1/11/16 (A)	520,000	523,383
Discovery Communications LLC
3.70%, 6/1/15	1,100,000	1,143,056
Ford Motor Credit LLC
1.70%, 5/9/16	1,150,000	1,163,559
1.50%, 1/17/17	500,000	498,837
Home Depot
5.40%, 3/1/16	350,000	384,624
		6,425,387
CONSUMER STAPLES — 2.4%
Anheuser-Busch InBev Worldwide
0.80%, 7/15/15	200,000	201,094
Coca-Cola
1.80%, 9/1/16	750,000	770,806
SABMiller Holdings
2.45%, 1/15/17 (A)	340,000	351,555
1.85%, 1/15/15 (A)	250,000	252,844
		1,576,299
ENERGY — 8.4%
Enbridge
5.80%, 6/15/14	1,050,000	1,069,709
Enterprise Products Operating
6.30%, 9/15/17	375,000	435,373
Enterprise Products Operating LLC
1.25%, 8/13/15	750,000	755,441
Kinder Morgan Energy Partners
5.13%, 11/15/14	1,598,000	1,654,782
Occidental Petroleum
2.50%, 2/1/16	353,000	365,791
Shell International Finance
0.63%, 12/4/15	380,000	381,213
TransCanada PipeLines
3.40%, 6/1/15	825,000	855,265
		5,517,574

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — 36.0%
AvalonBay Communities MTN
5.75%, 9/15/16‡	$115,000	$128,379
Bank of America
4.50%, 4/1/15	1,000,000	1,042,350
3.88%, 3/22/17	500,000	536,014
0.50%, 10/14/16 (B)	550,000	545,060
Bank of Montreal MTN
0.80%, 11/6/15	1,984,000	1,993,690
Bank of New York Mellon MTN
2.95%, 6/18/15	248,000	256,525
Bank of New York Mellon
0.70%, 10/23/15	250,000	250,448
Bank of Nova Scotia
2.15%, 8/3/16 (A)	430,000	443,232
1.85%, 1/12/15	210,000	212,961
Berkshire Hathaway
0.80%, 2/11/16	650,000	652,607
Citigroup
6.38%, 8/12/14	508,000	523,413
1.70%, 7/25/16	600,000	607,144
1.30%, 4/1/16	1,050,000	1,054,241
ERP Operating
5.13%, 3/15/16‡	880,000	955,447
General Electric Capital MTN
1.63%, 7/2/15	90,000	91,368
1.00%, 8/11/15 (B)	1,000,000	1,009,272
1.00%, 1/8/16	1,000,000	1,006,499
JPMorgan Chase
3.70%, 1/20/15	955,000	981,988
3.40%, 6/24/15	665,000	689,442
3.15%, 7/5/16	750,000	784,552
Metropolitan Life Global Funding I
1.70%, 6/29/15 (A)	580,000	588,802
1.50%, 1/10/18 (A)	275,000	270,168
National Australia Bank MTN
2.75%, 3/9/17	560,000	583,632
PNC Bank
1.13%, 1/27/17	950,000	950,928
0.80%, 1/28/16	300,000	300,906
Royal Bank of Canada MTN
1.45%, 9/9/16	500,000	506,395
1.15%, 3/13/15	350,000	353,397
Simon Property Group
4.20%, 2/1/15‡	1,253,000	1,286,218
State Street
2.88%, 3/7/16	185,000	192,702

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — (continued)
US Bancorp MTN
2.20%, 11/15/16	$750,000	$775,470
1.95%, 11/15/18	235,000	235,664
US Bank
1.10%, 1/30/17	1,000,000	1,003,420
Wachovia Bank
6.00%, 11/15/17	200,000	231,569
Wells Fargo
1.50%, 7/1/15	1,914,000	1,939,801
0.75%, 7/20/15	225,000	226,112
Wells Fargo MTN
0.87%, 4/23/18 (B)	300,000	301,895
Westpac Banking
2.45%, 11/28/16 (A)	220,000	230,932
		23,742,643
INDUSTRIALS — 3.7%
Cooper U.S.
5.45%, 4/1/15	770,000	811,096
Norfolk Southern
5.75%, 1/15/16	250,000	273,269
5.26%, 9/17/14	510,000	525,369
Union Pacific
4.88%, 1/15/15	765,000	796,422
		2,406,156
TELECOMMUNICATION SERVICES — 5.4%
AT&T
0.80%, 12/1/15	1,350,000	1,350,982
Rogers Communications
7.50%, 3/15/15	559,000	601,384
Verizon Communications
2.50%, 9/15/16	750,000	775,973
2.00%, 11/1/16	825,000	842,957
		3,571,296
UTILITIES — 1.5%
Consolidated Edison of New York
5.30%, 12/1/16	630,000	703,824
Duke Energy Carolinas LLC
1.75%, 12/15/16	309,000	316,935
		1,020,759
TOTAL CORPORATE OBLIGATIONS		44,260,114
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 14.9%
FANNIE MAE (C)
12.00%, 8/1/16 to 3/1/17	5,036	5,065
10.00%, 2/1/25	7,871	8,626
9.50%, 8/1/22	4,195	4,585
8.50%, 9/1/15	15,853	16,032
8.00%, 5/1/15 to 1/1/16	51,678	53,085

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
7.50%, 3/1/15 to 3/1/31	$102,250	$106,823
7.00%, 11/1/14 to 7/1/31	115,536	120,096
6.50%, 9/1/14 to 11/1/37	1,227,063	1,346,374
6.00%, 4/1/14 to 5/1/38	1,477,567	1,615,237
5.50%, 6/1/18 to 6/1/24	944,893	1,020,852
5.00%, 3/1/23	15,653	16,974
4.50%, 5/1/18 to 1/1/19	304,899	325,802
4.00%, 5/1/23	137,818	148,392
2.35%, 1/1/16 (B)	6,886	7,135
		4,795,078
FREDDIE MAC (C)
12.00%, 7/1/20	1,144	1,152
9.00%, 6/1/16 to 7/1/30	8,373	9,694
8.00%, 5/1/15 to 2/1/17	17,900	18,615
7.00%, 12/1/14 to 7/1/17	157,357	165,527
6.50%, 6/1/14 to 2/1/19	30,783	32,413
6.00%, 11/1/17 to 8/1/24	291,971	312,795
5.50%, 12/1/17 to 2/1/37	1,424,706	1,546,907
5.00%, 10/1/23	54,433	58,155
4.50%, 4/1/21 to 1/1/25	52,226	56,275
		2,201,533
GINNIE MAE
7.00%, 12/15/23 to 12/15/38	633,167	707,674
6.50%, 10/15/14 to 7/15/29	48,376	52,285
6.00%, 2/15/14 to 2/15/32	616,334	663,439
5.50%, 6/15/14 to 10/15/23	703,418	755,798
4.50%, 11/15/23 to 7/15/24	502,914	540,171
4.00%, 3/15/19	105,385	112,521
		2,831,888
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		9,828,499
U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Notes
1.38%, 11/30/15	3,525,000	3,593,847
1.00%, 10/31/16	1,510,000	1,525,336
0.75%, 6/30/17	1,100,000	1,093,984
0.50%, 6/15/16	850,000	850,730
0.38%, 6/15/15	1,300,000	1,303,199
TOTAL U.S. TREASURY OBLIGATIONS		8,367,096
REGIONAL GOVERNMENT OBLIGATION — 2.2%
Province of Nova Scotia Canada
2.38%, 7/21/15	1,420,000	1,459,149
TOTAL REGIONAL GOVERNMENT OBLIGATION		1,459,149

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Short-Term Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MUNICIPAL OBLIGATION — 0.2%
City & County of Honolulu, Hawaii, GO
4.48%, 9/1/17	$110,000	$122,008
TOTAL MUNICIPAL OBLIGATION		122,008
REPURCHASE AGREEMENT — 2.4%
Counterparty: Bank of Nova Scotia 0.02% dated 1/31/14, due 2/3/14 in the amount of $1,580,003, fully collateralized by a $1,611,100 U.S. Treasury obligation, coupon 0.38%, maturity 1/31/16, value $1,611,604	1,580,000	1,580,000
TOTAL REPURCHASE AGREEMENT		1,580,000
TOTAL INVESTMENTS (Cost $64,970,904) — 99.6%		65,616,866
OTHER ASSETS AND LIABILITIES, NET — 0.4%		273,568
NET ASSETS — 100.0%		$65,890,434

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $4,052,713 or 6.15% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	Variable rate security. The rate shown is the current rate on January 31, 2014. Date shown represents the final maturity date.
(C)	The Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
‡	Real Estate Investment Trust.

GO — General Obligation

LLC — Limited Liability Company

MTN  —  Medium Term Note

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 43.4%
CONSUMER DISCRETIONARY — 4.7%
Comcast
5.90%, 3/15/16	$85,000	$93,773
5.70%, 5/15/18	50,000	57,821
2.85%, 1/15/23	55,000	51,926
Discovery Communications
5.05%, 6/1/20	25,000	27,753
3.25%, 4/1/23	30,000	28,631
Ford Motor Credit LLC
4.38%, 8/6/23	30,000	30,465
2.38%, 1/16/18	75,000	75,901
1.50%, 1/17/17	85,000	84,802
Toyota Motor Credit MTN
1.75%, 5/22/17	50,000	50,918
		501,990
CONSUMER STAPLES — 4.0%
Anheuser-Busch InBev Worldwide
1.38%, 7/15/17	50,000	49,991
Coca-Cola
1.80%, 9/1/16	75,000	77,081
CVS Caremark
5.75%, 6/1/17	80,000	91,116
2.75%, 12/1/22	35,000	32,981
Diageo Capital PLC
1.50%, 5/11/17	75,000	75,381
General Mills
3.65%, 2/15/24	25,000	25,214
PepsiCo
1.25%, 8/13/17	50,000	49,982
SABMiller Holdings
3.75%, 1/15/22 (A)	25,000	25,594
		427,340
ENERGY — 4.4%
ConocoPhillips
4.60%, 1/15/15	100,000	103,965
Enterprise Products Operating
6.30%, 9/15/17	25,000	29,025
3.35%, 3/15/23	40,000	38,877
Kinder Morgan Energy Partners
3.50%, 3/1/16	110,000	115,417
Occidental Petroleum
1.75%, 2/15/17	120,000	122,388
Phillips 66
2.95%, 5/1/17	50,000	52,299
		461,971

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — 24.4%
Australia & New Zealand Banking Group
0.90%, 2/12/16	$100,000	$100,210
AvalonBay Communities
2.95%, 9/15/22‡	25,000	23,459
AvalonBay Communities MTN
2.85%, 3/15/23‡	25,000	23,028
Bank of America
4.10%, 7/24/23	55,000	55,491
2.00%, 1/11/18	200,000	200,175
Bank of America MTN
3.30%, 1/11/23	100,000	95,905
Bank of Montreal MTN
1.40%, 9/11/17	50,000	49,772
Bank of New York Mellon MTN
2.10%, 1/15/19	75,000	75,150
Bank of Nova Scotia
4.38%, 1/13/21	45,000	49,543
BB&T MTN
1.60%, 8/15/17	40,000	40,147
Branch Banking & Trust
1.45%, 10/3/16	25,000	25,313
Caterpillar Financial Services MTN
2.05%, 8/1/16	110,000	113,355
Citigroup
3.38%, 3/1/23	70,000	66,925
Commonwealth Bank of Australia NY MTN
1.25%, 9/18/15	100,000	101,170
ERP Operating
5.13%, 3/15/16‡	45,000	48,858
4.63%, 12/15/21‡	40,000	42,940
General Electric Capital MTN
5.50%, 1/8/20	25,000	28,873
3.15%, 9/7/22	25,000	24,509
1.60%, 11/20/17	150,000	150,548
1.00%, 8/11/15 (B)	100,000	100,927
John Deere Capital
1.70%, 1/15/20	25,000	24,081
JPMorgan Chase
4.95%, 3/25/20	25,000	27,912
3.20%, 1/25/23	65,000	62,317
3.15%, 7/5/16	70,000	73,225
1.80%, 1/25/18	90,000	89,840
Metropolitan Life Global Funding I
1.70%, 6/29/15 (A)	100,000	101,518
1.50%, 1/10/18 (A)	25,000	24,561

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS — (continued)
PNC Funding
3.30%, 3/8/22	$35,000	$34,960
2.70%, 9/19/16	70,000	73,012
Royal Bank of Canada MTN
1.15%, 3/13/15	100,000	100,971
Simon Property Group
1.50%, 2/1/18‡ (A)	75,000	74,062
US Bancorp MTN
1.95%, 11/15/18	15,000	15,042
1.65%, 5/15/17	50,000	50,734
Wachovia Bank
6.00%, 11/15/17	25,000	28,946
Wells Fargo MTN
4.60%, 4/1/21	25,000	27,514
3.50%, 3/8/22	80,000	80,923
0.87%, 4/23/18 (B)	50,000	50,316
Wells Fargo
1.50%, 1/16/18	115,000	114,707
0.75%, 7/20/15	25,000	25,124
Westpac Banking
0.95%, 1/12/16	100,000	100,847
		2,596,910
INDUSTRIALS — 2.1%
Burlington Northern Santa Fe
5.75%, 3/15/18	80,000	92,272
Eaton
1.50%, 11/2/17	50,000	49,981
Norfolk Southern
3.85%, 1/15/24	25,000	25,473
Union Pacific
4.16%, 7/15/22	55,000	58,402
		226,128
INFORMATION TECHNOLOGY — 0.6%
Oracle
1.20%, 10/15/17	60,000	59,740
TELECOMMUNICATION SERVICES — 3.2%
AT&T
1.40%, 12/1/17	50,000	49,483
0.88%, 2/13/15	100,000	100,238
Verizon Communications
5.15%, 9/15/23	15,000	16,308
3.65%, 9/14/18	30,000	31,914
2.50%, 9/15/16	135,000	139,675
		337,618
TOTAL CORPORATE OBLIGATIONS		4,611,697

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 26.0%
FANNIE MAE (C) — 13.7%
6.00%, 10/1/38	$120,743	$134,239
5.50%, 2/1/38	115,950	127,626
4.50%, 4/1/41 to 10/1/41	363,958	390,546
4.00%, 2/1/26 to 12/1/40	616,319	649,755
2.50%, 3/1/26	154,749	155,389
		1,457,555
FREDDIE MAC (C) — 9.4%
5.00%, 8/1/35	432,597	470,799
4.00%, 6/1/25	215,508	229,513
3.50%, 1/1/41	296,761	300,660
		1,000,972
GINNIE MAE — 2.9%
5.50%, 4/15/35	161,889	180,132
4.50%, 10/15/40	119,954	130,317
		310,449
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		2,768,976
U.S. TREASURY OBLIGATIONS — 17.1%
U.S. Treasury Inflation-Protected Security
0.13%, 4/15/17	12,314	12,745
U.S. Treasury Bonds
5.38%, 2/15/31	232,000	295,873
5.00%, 5/15/37	124,000	154,574
4.50%, 5/15/38	149,000	173,492
2.75%, 11/15/42	270,000	227,053
2.63%, 11/15/20	120,000	124,284
U.S. Treasury Notes
2.63%, 8/15/20	155,000	160,909
2.13%, 5/31/15	325,000	333,290
1.75%, 5/15/23	50,000	46,391
1.38%, 11/30/18	197,000	196,338
0.88%, 12/31/16	92,000	92,503
TOTAL U.S. TREASURY OBLIGATIONS		1,817,452

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Core Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES/ PRINCIPAL AMOUNT	VALUE
REGISTERED INVESTMENT COMPANIES — 8.7%
iShares 10+ Year Credit Bond Fund ETF	675	$38,435
iShares Barclays Credit Bond ETF	2,510	272,887
iShares Barclays Intermediate ETF	3,710	404,130
iShares iBoxx $Investment Grade Corporate Bond Fund ETF	1,395	162,294
iShares MBS ETF	475	50,602
TOTAL REGISTERED INVESTMENT COMPANIES		928,348
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
FANNIE MAE (C) — 2.0%
6.63%, 11/15/30	$155,000	209,159
FREDDIE MAC (C) — 0.6%
2.38%, 1/13/22	65,000	63,478
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		272,637
REPURCHASE AGREEMENT — 2.2%
Counterparty: Bank of Nova Scotia 0.02% dated 1/31/14, due 2/3/14 in the amount of $231,000, fully collateralized by various U.S. Treasury obligations, par value $7,100 – $240,800, coupon range 0.38% – 1.75%, maturity range 1/31/16 – 5/15/22, value $235,629	231,000	231,000
TOTAL REPURCHASE AGREEMENT		231,000
TOTAL INVESTMENTS (Cost $10,710,089) — 100.0%		10,630,110
OTHER ASSETS AND LIABILITIES, NET — 0.0%		(3,887)
NET ASSETS — 100.0%		$10,626,223

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $225,735 or 2.12% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	Variable rate security. The rate shown is the current rate on January 31, 2014. Date shown represents the final maturity date.
(C)	The Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
‡	Real Estate Investment Trust.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MBS — Mortgage Backed Security

MTN — Medium Term Note

PLC — Public Limited Company

The following is a list of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$4,611,697	$—	$4,611,697
U.S. Government Mortgage Backed Obligations	—	2,768,976	—	2,768,976
U.S. Treasury Obligations	—	1,817,452	—	1,817,452
Registered Investment Companies	928,348	—	—	928,348
U.S. Government Agency Obligations	—	272,637	—	272,637
Repurchase Agreement	—	231,000	—	231,000
Total Investments in Securities	$928,348	$9,701,762	$—	$10,630,110

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 97.8%
CONSUMER DISCRETIONARY — 29.9%
AMC Entertainment
8.75%, 6/1/19	$80,000	$85,200
American Greetings
7.38%, 12/1/21	120,000	120,600
Ameristar Casinos
7.50%, 4/15/21	80,000	86,700
Best Buy
5.50%, 3/15/21	180,000	177,300
Burlington Coat Factory Warehouse
10.00%, 2/15/19	120,000	133,800
Chrysler Group
8.00%, 6/15/19	80,000	87,100
Dana Holding
6.50%, 2/15/19	120,000	127,800
DISH DBS
7.75%, 5/31/15	120,000	129,900
4.63%, 7/15/17	100,000	104,750
Gannett
7.13%, 9/1/18	80,000	84,800
Goodyear Tire & Rubber
7.00%, 5/15/22	120,000	130,500
Jarden
7.50%, 5/1/17	160,000	184,000
JC Penney
7.65%, 8/15/16	80,000	66,800
L Brands
8.50%, 6/15/19	160,000	193,200
Lamar Media
7.88%, 4/15/18	80,000	83,900
Lear
4.75%, 1/15/23 (A)	200,000	189,000
Levi Strauss
6.88%, 5/1/22	80,000	87,200
New York Times
5.00%, 3/15/15	80,000	82,500
PVH
7.38%, 5/15/20	80,000	87,200
4.50%, 12/15/22	67,000	63,147
Sears Holdings
6.63%, 10/15/18	40,000	36,050
Shea Homes
8.63%, 5/15/19	100,000	110,000
Shearers Foods
9.00%, 11/1/19 (A)	100,000	108,500
Sinclair Televison Group
5.38%, 4/1/21	120,000	118,800
Sirius XM Radio
5.25%, 8/15/22 (A)	40,000	41,350
4.63%, 5/15/23 (A)	100,000	89,250

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Tomkins
9.00%, 10/1/18	$60,000	$65,025
Visteon
6.75%, 4/15/19	72,000	75,780
WMG Acquisition
6.00%, 1/15/21 (A)	114,000	117,990
Wynn Las Vegas
7.75%, 8/15/20	80,000	89,000
		3,157,142
CONSUMER STAPLES — 8.2%
Constellation Brands
7.25%, 5/15/17	120,000	138,600
3.75%, 5/1/21	150,000	143,438
Hawk Acquisition Sub
4.25%, 10/15/20 (A)	200,000	195,500
JBS Investments GmbH
7.75%, 10/28/20 (A)	150,000	153,750
Pilgrim's Pride
7.88%, 12/15/18	40,000	43,350
Reynolds Group Issuer
6.88%, 2/15/21	100,000	107,375
Spectrum Brands
6.38%, 11/15/20	80,000	85,000
		867,013
ENERGY — 4.3%
MEG Energy
6.50%, 3/15/21 (A)	77,000	80,080
Peabody Energy
6.25%, 11/15/21	80,000	80,800
6.00%, 11/15/18	180,000	191,700
Precision Drilling
6.50%, 12/15/21	100,000	106,250
		458,830
FINANCIALS — 5.7%
Ally Financial
7.50%, 9/15/20	100,000	117,500
6.25%, 12/1/17	80,000	88,800
CIT Group
5.00%, 5/15/17	120,000	127,800
Denali Borrower
5.63%, 10/15/20 (A)	100,000	99,875
Neuberger Berman Group
5.63%, 3/15/20 (A)	160,000	168,400
		602,375
HEALTH CARE — 5.7%
Endo Health Solutions
7.00%, 7/15/19	210,000	223,650
HCA
8.50%, 4/15/19	80,000	84,360

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
HEALTH CARE — (continued)
Kinetic Concepts
10.50%, 11/1/18	$180,000	$207,000
Warner Chilcott
7.75%, 9/15/18	80,000	86,100
		601,110
INDUSTRIALS — 15.4%
Bombardier
7.50%, 3/15/18 (A)	80,000	89,200
Case New Holland
7.88%, 12/1/17	80,000	93,700
CHC Helicopter
9.25%, 10/15/20	80,000	85,200
Hertz
6.75%, 4/15/19	80,000	85,100
International Lease Finance
8.75%, 3/15/17	160,000	186,400
8.63%, 9/15/15	20,000	22,100
5.88%, 8/15/22	50,000	50,562
Iron Mountain
8.38%, 8/15/21	66,000	70,620
6.00%, 8/15/23	100,000	102,875
Manitowoc
8.50%, 11/1/20	80,000	90,300
Masonite International
8.25%, 4/15/21 (A)	80,000	87,600
Navistar International
8.25%, 11/1/21	80,000	82,400
RR Donnelley & Sons
7.88%, 3/15/21	100,000	111,000
6.50%, 11/15/23	50,000	50,250
Schaeffler Finance
7.75%, 2/15/17 (A)	120,000	136,800
Spirit Aerosystems
6.75%, 12/15/20	100,000	107,750
Terex
6.50%, 4/1/20	80,000	85,800
United Rentals North America
5.75%, 7/15/18	80,000	85,500
		1,623,157
INFORMATION TECHNOLOGY — 5.0%
Advanced Micro Devices
7.75%, 8/1/20	40,000	39,800
IAC/InterActive
4.75%, 12/15/22 (A)	250,000	235,625
Jabil Circuit
5.63%, 12/15/20	160,000	166,400
SunGard Data Systems
7.38%, 11/15/18	80,000	84,800
		526,625

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MATERIALS — 12.5%
AK Steel
7.63%, 5/15/20	$120,000	$118,500
Aleris International
7.63%, 2/15/18	80,000	84,200
Atkore International
9.88%, 1/1/18	36,000	38,790
Cascades
7.75%, 12/15/17	120,000	124,950
Domtar
10.75%, 6/1/17	80,000	100,909
FMG Resources August 2006 PTY
6.88%, 2/1/18 (A)	180,000	189,450
FQM Akubra
8.75%, 6/1/20 (A)	120,000	136,500
HudBay Minerals
9.50%, 10/1/20	40,000	42,000
NOVA Chemicals
8.63%, 11/1/19	120,000	131,250
Resolute Forest Products
5.88%, 5/15/23 (A)	100,000	95,500
Steel Dynamics
7.63%, 3/15/20	100,000	108,250
Tembec Industries
11.25%, 12/15/18	40,000	43,900
United States Steel
7.38%, 4/1/20	100,000	108,000
		1,322,199
TELECOMMUNICATION SERVICES — 6.8%
CenturyLink
6.45%, 6/15/21	80,000	83,300
Cincinnati Bell
8.38%, 10/15/20	80,000	86,300
Intelsat Jackson Holdings
7.25%, 10/15/20	80,000	86,800
MetroPCS Wireless
6.63%, 11/15/20	120,000	126,900
6.25%, 4/1/21 (A)	100,000	103,875
Sprint Capital
6.90%, 5/1/19	50,000	54,000
Sprint Nextel
6.00%, 12/1/16	120,000	129,900
T-Mobile USA
6.73%, 4/28/22	50,000	52,500
		723,575
UTILITIES — 4.3%
AES
8.00%, 10/15/17	9,000	10,485

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM High Yield Bond Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES — (continued)
Calpine
7.88%, 7/31/20 (A)	$70,000	$76,650
7.88%, 1/15/23 (A)	130,000	143,325
NRG Energy
8.50%, 6/15/19	80,000	85,000
7.63%, 1/15/18	120,000	135,000
		450,460
TOTAL CORPORATE OBLIGATIONS		10,332,486
TOTAL INVESTMENTS (Cost $10,314,998) — 97.8%		10,332,486
OTHER ASSETS AND LIABILITIES, NET — 2.2%		227,466
NET ASSETS — 100.0%		$10,559,952

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $2,538,220 or 24.04% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.

PTY — Proprietary

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 76.0%
CONSUMER DISCRETIONARY — 8.0%
Comcast
5.70%, 5/15/18	$25,000	$28,911
Daimler Finance North America LLC
1.25%, 1/11/16 (A)	67,000	67,436
Discovery Communications LLC
3.70%, 6/1/15	25,000	25,979
Ford Motor Credit LLC
2.38%, 1/16/18	80,000	80,960
1.50%, 1/17/17	95,000	94,779
NBCUniversal Media LLC
2.88%, 4/1/16	150,000	156,310
		454,375
CONSUMER STAPLES — 8.5%
Anheuser-Busch InBev Worldwide
0.80%, 7/15/15	175,000	175,958
Coca-Cola
1.80%, 9/1/16	50,000	51,387
CVS Caremark
5.75%, 6/1/17	50,000	56,947
1.20%, 12/5/16	150,000	150,711
Diageo Capital PLC
1.50%, 5/11/17	50,000	50,254
		485,257
ENERGY — 3.7%
Kinder Morgan Energy Partners
5.95%, 2/15/18	25,000	28,640
Statoil
3.13%, 8/17/17	50,000	53,158
1.95%, 11/8/18	50,000	50,348
TransCanada PipeLines
3.40%, 6/1/15	75,000	77,751
		209,897
FINANCIALS — 42.6%
AvalonBay Communities MTN
5.75%, 9/15/16‡	100,000	111,634
Bank of America
4.50%, 4/1/15	70,000	72,964
3.88%, 3/22/17	75,000	80,402
2.00%, 1/11/18	80,000	80,070
Bank of Montreal MTN
1.40%, 9/11/17	75,000	74,659

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Bank of New York Mellon MTN
2.10%, 1/15/19	$110,000	$110,220
Bank of Nova Scotia
2.90%, 3/29/16	35,000	36,610
BB&T MTN
1.60%, 8/15/17	100,000	100,367
Berkshire Hathaway
0.80%, 2/11/16	100,000	100,401
Branch Banking & Trust
1.45%, 10/3/16	60,000	60,752
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	100,000	98,984
Citigroup
4.45%, 1/10/17	70,000	75,814
2.25%, 8/7/15	175,000	178,658
General Electric Capital
1.00%, 12/11/15	185,000	186,565
General Electric Capital MTN
1.60%, 11/20/17	25,000	25,091
John Deere Capital
0.70%, 9/4/15	100,000	100,441
JPMorgan Chase
6.00%, 10/1/17	110,000	126,144
3.70%, 1/20/15	100,000	102,826
Metropolitan Life Global Funding I
1.70%, 6/29/15 (A)	50,000	50,759
1.50%, 1/10/18 (A)	20,000	19,648
PNC Bank
1.13%, 1/27/17	50,000	50,049
PNC Funding
2.70%, 9/19/16	100,000	104,303
Royal Bank of Canada MTN
0.80%, 10/30/15	100,000	100,484
US Bancorp MTN
1.95%, 11/15/18	110,000	110,311
1.65%, 5/15/17	50,000	50,734
Wachovia Bank
6.00%, 11/15/17	50,000	57,892
Wells Fargo MTN
2.63%, 12/15/16	150,000	156,729
		2,423,511
INDUSTRIALS — 3.1%
Caterpillar
1.50%, 6/26/17	100,000	100,860
United Technologies
1.80%, 6/1/17	75,000	76,583
		177,443

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
MATERIALS — 0.9%
BHP Billiton
1.63%, 2/24/17	$50,000	$50,786
TELECOMMUNICATION SERVICES — 7.2%
AT&T
1.40%, 12/1/17	50,000	49,483
0.80%, 12/1/15	150,000	150,109
Verizon Communications
3.65%, 9/14/18	50,000	53,190
2.00%, 11/1/16	150,000	153,265
		406,047
UTILITIES — 2.0%
Consolidated Edison of New York
5.30%, 12/1/16	100,000	111,718
TOTAL CORPORATE OBLIGATIONS		4,319,034
REGISTERED INVESTMENT COMPANY — 21.7%
Vanguard Short-Term Corporate Bond ETF	15,400	1,234,310
TOTAL REGISTERED INVESTMENT COMPANY		1,234,310
REGIONAL GOVERNMENT OBLIGATION — 1.3%
Province of Ontario Canada
1.10%, 10/25/17	75,000	74,385
TOTAL REGIONAL GOVERNMENT OBLIGATION		74,385
U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Note
1.50%, 6/30/16	35,000	35,847
TOTAL U.S. TREASURY OBLIGATION		35,847
REPURCHASE AGREEMENT — 0.8%
Counterparty: Bank of Nova Scotia 0.02% dated 1/31/14, due 2/3/14 in the amount of $46,000, fully collateralized by various U.S. Treasury obligations, par value $21,400 – $26,900, coupon range 0.38% – 1.75%, maturity range 1/31/16 – 5/15/22, value $46,936	46,000	46,000
TOTAL REPURCHASE AGREEMENT		46,000
TOTAL INVESTMENTS (Cost $5,678,620) — 100.4%		5,709,576
OTHER ASSETS AND LIABILITIES, NET — (0.4)%		(25,459)
NET ASSETS — 100.0%		$5,684,117

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $137,843 or 2.43% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
‡	Real Estate Investment Trust.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

The following is a list of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$4,319,034	$—	$4,319,034
Registered Investment Company	1,234,310	—	—	1,234,310
Regional Government Obligation	—	74,385	—	74,385
U.S. Treasury Obligation	—	35,847	—	35,847
Repurchase Agreement	—	46,000	—	46,000
Total Investments in Securities	$1,234,310	$4,475,266	$—	$5,709,576

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 73.3%
CONSUMER DISCRETIONARY — 4.9%
Comcast
5.70%, 5/15/18	$30,000	$34,693
2.85%, 1/15/23	50,000	47,206
Ford Motor Credit LLC
5.88%, 8/2/21	85,000	96,906
2.38%, 1/16/18	75,000	75,900
		254,705
CONSUMER STAPLES — 7.3%
Anheuser-Busch InBev Worldwide
5.38%, 1/15/20	115,000	133,248
Coca-Cola
2.45%, 11/1/20	50,000	49,671
CVS Caremark
2.75%, 12/1/22	65,000	61,251
2.25%, 12/5/18	60,000	60,495
SABMiller Holdings
3.75%, 1/15/22 (A)	75,000	76,782
		381,447
ENERGY — 5.3%
ConocoPhillips
5.75%, 2/1/19	50,000	58,713
Enbridge
4.00%, 10/1/23	60,000	60,545
Phillips 66
4.30%, 4/1/22	50,000	52,109
Statoil
2.90%, 11/8/20	55,000	55,516
TransCanada PipeLines
2.50%, 8/1/22	50,000	46,897
		273,780
FINANCIALS — 36.8%
AvalonBay Communities
2.95%, 9/15/22‡	70,000	65,684
Bank of America
5.70%, 1/24/22	45,000	51,276
5.63%, 7/1/20	85,000	96,973
4.10%, 7/24/23	95,000	95,848
Bank of New York Mellon MTN
2.10%, 1/15/19	90,000	90,180
Bank of Nova Scotia
4.38%, 1/13/21	140,000	154,134
Citigroup
3.38%, 3/1/23	105,000	100,387
2.50%, 9/26/18	120,000	120,698
ERP Operating
4.63%, 12/15/21‡	50,000	53,676

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
General Electric Capital
2.10%, 12/11/19	$180,000	$177,681
General Electric Capital MTN
3.15%, 9/7/22	50,000	49,017
John Deere Capital
1.70%, 1/15/20	95,000	91,507
JPMorgan Chase
4.95%, 3/25/20	100,000	111,648
3.25%, 9/23/22	115,000	111,486
Metropolitan Life Global Funding I
3.00%, 1/10/23 (A)	25,000	23,926
1.50%, 1/10/18 (A)	50,000	49,121
PNC Funding
4.38%, 8/11/20	75,000	82,429
3.30%, 3/8/22	65,000	64,926
US Bancorp MTN
4.13%, 5/24/21	100,000	107,967
1.95%, 11/15/18	60,000	60,170
Wells Fargo MTN
3.50%, 3/8/22	150,000	151,731
		1,910,465
INDUSTRIALS — 7.8%
Burlington Northern Santa Fe LLC
3.05%, 9/1/22	55,000	52,998
Caterpillar
3.90%, 5/27/21	100,000	106,435
Eaton
2.75%, 11/2/22	50,000	47,215
Norfolk Southern
3.85%, 1/15/24	60,000	61,136
Union Pacific
4.16%, 7/15/22	55,000	58,402
United Technologies
6.13%, 2/1/19	65,000	77,648
		403,834
INFORMATION TECHNOLOGY — 1.7%
International Business Machines
1.88%, 5/15/19	90,000	89,408
TELECOMMUNICATION SERVICES — 6.5%
AT&T
3.00%, 2/15/22	50,000	47,469
2.38%, 11/27/18	60,000	60,485
Verizon Communications
5.15%, 9/15/23	90,000	97,845
4.50%, 9/15/20	125,000	134,636
		340,435

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
UTILITIES — 3.0%
Duke Energy Carolinas LLC
3.90%, 6/15/21	$75,000	$80,474
PacifiCorp
2.95%, 2/1/22	75,000	73,865
		154,339
TOTAL CORPORATE OBLIGATIONS		3,808,413
REGISTERED INVESTMENT COMPANY — 23.0%
Vanguard Intermediate-Term Corporate Bond ETF	14,140	1,193,133
TOTAL REGISTERED INVESTMENT COMPANY		1,193,133
REGIONAL GOVERNMENT OBLIGATION — 1.0%
Province of Quebec Canada
3.50%, 7/29/20	50,000	52,930
TOTAL REGIONAL GOVERNMENT OBLIGATION		52,930
U.S. TREASURY OBLIGATION — 0.7%
U.S. Treasury Note
1.38%, 11/30/18	35,000	34,883
TOTAL U.S. TREASURY OBLIGATION		34,883
REPURCHASE AGREEMENT — 2.3%
Counterparty: Bank of Nova Scotia 0.02% dated 1/31/14, due 2/3/14 in the amount of $119,000, fully collateralized by various U.S. Treasury obligations, par value $21,600 – $105,200, coupon range 0.38% – 1.75%, maturity range 1/31/16 – 5/15/22, value $121,445	119,000	119,000
TOTAL REPURCHASE AGREEMENT		119,000
TOTAL INVESTMENTS (Cost $5,131,048) — 100.3%		5,208,359
OTHER ASSETS AND LIABILITIES, NET — (0.3)%		(17,196)
NET ASSETS — 100.0%		$5,191,163

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $149,829 or 2.89% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
‡	Real Estate Investment Trust.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

MTN — Medium Term Note

The following is a list of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$3,808,413	$—	$3,808,413
Registered Investment Company	1,193,133	—	—	1,193,133
Regional Government Obligation	—	52,930	—	52,930
U.S. Treasury Obligation	—	34,883	—	34,883
Repurchase Agreement	—	119,000	—	119,000
Total Investments in Securities	$1,193,133	$4,015,226	$—	$5,208,359

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 96.7%
CONSUMER DISCRETIONARY — 7.6%
Comcast, Cl A	1,590	$83,236
Genuine Parts	690	56,753
Home Depot	720	55,332
Mattel	2,025	76,626
McDonald's	505	47,556
Regal Entertainment Group, Cl A	2,230	43,485
Time Warner	1,165	73,197
		436,185
CONSUMER STAPLES — 16.4%
Altria Group	2,620	92,276
Campbell Soup	1,380	56,870
Coca-Cola	1,275	48,220
Coca-Cola Enterprises	1,240	53,680
Colgate-Palmolive	480	29,390
CVS Caremark	835	56,546
Hershey	445	44,233
Kimberly-Clark	930	101,714
Kraft Foods Group	1,290	67,532
Lorillard	1,335	65,709
Molson Coors Brewing, Cl B	995	52,377
PepsiCo	340	27,322
Philip Morris International	805	62,903
Procter & Gamble	640	49,037
Reynolds American	1,625	78,813
Wal-Mart Stores	715	53,396
		940,018
ENERGY — 8.7%
ConocoPhillips	895	58,130
Diamond Offshore Drilling	1,010	49,025
Enterprise Products Partners (A)	640	42,483
Exxon Mobil	260	23,962
Kinder Morgan Energy Partners (A)	445	35,369
MarkWest Energy Partners (A)	560	39,306
ONEOK	1,085	74,312
ONEOK Partners (A)	640	33,171
Royal Dutch Shell PLC ADR, Cl A	795	54,934
Spectra Energy	1,425	51,229
Targa Resources Partners (A)	680	35,707
		497,628
FINANCIALS — 9.5%
Arthur J Gallagher	1,890	87,375
BlackRock, Cl A	175	52,582
CME Group, Cl A	1,080	80,741
Commonwealth Bank of Australia ADR	460	29,895
Corrections Corp of America‡	1,295	43,473
Health Care‡	1,125	65,160
M&T Bank	405	45,162
Marsh & McLennan	1,055	48,224

DESCRIPTION	SHARES	VALUE
Waddell & Reed Financial, Cl A	725	$46,994
Wells Fargo	1,005	45,567
		545,173
HEALTH CARE — 5.9%
AbbVie	1,975	97,229
Johnson & Johnson	1,020	90,240
Medtronic	1,115	63,064
Merck	860	45,554
UnitedHealth Group	610	44,091
		340,178
INDUSTRIALS — 16.9%
3M	635	81,401
Boeing	325	40,709
Deere	280	24,069
Deluxe	1,335	64,814
Eaton PLC	1,080	78,937
Emerson Electric	1,290	85,063
General Dynamics	625	63,319
Honeywell International	915	83,475
Lockheed Martin	605	91,300
Raytheon	975	92,693
Republic Services, Cl A	1,470	47,084
RR Donnelley & Sons	2,610	48,207
United Parcel Service, Cl B	290	27,617
United Technologies	530	60,431
Waste Management	1,905	79,591
		968,710
INFORMATION TECHNOLOGY — 10.2%
Apple	90	45,054
Automatic Data Processing	980	75,068
Intel	1,205	29,571
KLA-Tencor	950	58,396
Linear Technology	655	29,174
Microchip Technology	1,715	76,935
Microsoft	1,455	55,072
Oracle	1,565	57,748
Paychex	1,695	70,885
Seagate Technology PLC	1,730	91,448
		589,351
MATERIALS — 4.3%
Bemis	675	25,994
BHP Billiton ADR	485	31,016
Dow Chemical	1,485	67,582
EI du Pont de Nemours	760	46,368
Potash Corp of Saskatchewan	1,375	43,065
RPM International	860	34,116
		248,141
TELECOMMUNICATION SERVICES — 3.1%
AT&T	1,640	54,645
CenturyLink	2,185	63,059
Verizon Communications	1,265	60,745
		178,449

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
UTILITIES — 14.1%
Ameren	1,170	$44,273
CMS Energy	2,030	56,414
Dominion Resources	875	59,421
Duke Energy	1,050	74,151
Entergy	385	24,266
Integrys Energy Group	815	44,287
NiSource	2,400	82,488
Northeast Utilities	1,240	54,312
PPL	2,010	61,446
SCANA	740	34,980
Southern	990	40,828
TECO Energy	2,550	41,769
Vectren	1,145	41,815
Westar Energy, Cl A	1,180	39,141
WGL Holdings	795	30,035
Wisconsin Energy	1,915	81,713
		811,339
TOTAL COMMON STOCK		5,555,172
TOTAL INVESTMENTS (Cost $4,967,913) — 96.7%		5,555,172
OTHER ASSETS AND LIABILITIES, NET — 3.3%		187,804
NET ASSETS — 100.0%		$5,742,976

(A)	Security considered Master Limited Partnership. At January 31, 2014, these securities amounted to $186,036 or 3.24% of net assets.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Large Cap Core Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 98.5%
CONSUMER DISCRETIONARY — 14.4%
Comcast, Cl A	2,170	$113,599
Delphi Automotive PLC	1,155	70,328
General Motors	1,760	63,501
Genuine Parts	850	69,912
International Game Technology	7,250	104,618
Kohl's	2,075	105,057
McDonald's	1,115	105,000
Staples	4,740	62,378
Time Warner	2,260	141,996
TJX	2,350	134,796
		971,185
CONSUMER STAPLES — 5.8%
Colgate-Palmolive	1,215	74,394
CVS Caremark	2,105	142,551
JM Smucker	660	63,617
PepsiCo	1,380	110,897
		391,459
ENERGY — 8.4%
Cameron International*	1,425	85,457
Devon Energy	1,435	84,981
Exxon Mobil	1,675	154,368
National Oilwell Varco	1,845	138,394
Occidental Petroleum	1,225	107,273
		570,473
FINANCIALS — 16.4%
American Express	825	70,141
American International Group	2,250	107,910
Ameriprise Financial	995	105,112
BlackRock, Cl A	648	194,704
Capital One Financial	1,440	101,678
CIT Group	2,305	107,298
Citigroup	2,290	108,615
CME Group, Cl A	1,535	114,757
Marsh & McLennan	2,770	126,617
Northern Trust	1,140	68,651
		1,105,483
HEALTH CARE — 13.4%
Abbott Laboratories	3,015	110,530
AbbVie	2,245	110,521
Aetna	2,020	138,026
Agilent Technologies	2,780	161,657
DaVita HealthCare Partners*	1,790	116,225
Thermo Fisher Scientific	1,155	132,987
UnitedHealth Group	1,875	135,525
		905,471

DESCRIPTION	SHARES	VALUE
INDUSTRIALS — 9.2%
Boeing	1,675	$209,810
Danaher	2,130	158,451
Ingersoll-Rand PLC	1,745	102,589
Rockwell Collins	1,095	82,738
United Technologies	605	68,982
		622,570
INFORMATION TECHNOLOGY — 20.7%
Apple	415	207,749
Applied Materials	5,855	98,481
Check Point Software Technologies*	1,105	72,300
Citrix Systems*	1,150	62,180
Electronic Arts*	2,195	57,948
Fidelity National Information Services	2,345	118,892
Microsoft	6,085	230,317
Oracle	4,465	164,759
Seagate Technology PLC	1,887	99,747
Texas Instruments	3,255	138,012
Visa, Cl A	670	144,338
		1,394,723
MATERIALS — 5.7%
Ecolab	250	25,135
EI du Pont de Nemours	1,775	108,293
International Paper	2,330	111,234
Praxair	1,125	140,310
		384,972
TELECOMMUNICATION SERVICES — 1.4%
CenturyLink	3,390	97,835
UTILITIES — 3.1%
Northeast Utilities	2,220	97,236
Wisconsin Energy	2,585	110,302
		207,538
TOTAL COMMON STOCK		6,651,709
TOTAL INVESTMENTS (Cost $5,818,253) — 98.5%		6,651,709
OTHER ASSETS AND LIABILITIES, NET — 1.5%		102,364
NET ASSETS — 100.0%		$6,754,073
*	Non-income producing security.

Cl — Class

PLC — Public Limited Company

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 53.0%
AUSTRALIA — 3.3%
BHP Billiton	1,355	$43,366
Commonwealth Bank of Australia	490	31,832
Telstra	18,470	83,083
Westpac Banking	1,460	39,443
		197,724
BELGIUM — 0.6%
Anheuser-Busch InBev	350	33,539
CANADA — 4.1%
BCE	2,565	107,690
Potash Corp of Saskatchewan	1,455	45,570
Rogers Communications, Cl B	1,030	43,327
Shaw Communications, Cl B	2,330	51,401
		247,988
FRANCE — 8.2%
Electricite De France	2,620	89,118
Sanofi	475	46,638
SCOR	2,140	69,443
Total SA	1,870	106,785
Vinci	1,730	113,315
Vivendi	2,505	67,368
		492,667
GERMANY — 6.6%
BASF	830	89,028
Daimler	1,015	85,052
Deutsche Post	1,040	36,006
Deutsche Telekom	6,615	107,061
Muenchener Rueckversicherungs	400	82,622
		399,769
ITALY — 1.7%
Terna Rete Elettrica Nazionale	20,690	100,513
NORWAY — 3.0%
Orkla	6,690	51,954
Statoil ASA	2,035	48,172
Yara International	1,970	81,280
		181,406
PHILIPPINES — 0.6%
Philippine Long Distance Telephone ADR	585	34,854

DESCRIPTION	SHARES	VALUE
SWEDEN — 0.6%
Svenska Handelsbanken, Cl A	725	$34,483
SWITZERLAND — 4.3%
Nestle SA	510	37,013
Novartis AG	795	62,958
Roche Holding AG	165	45,370
Swisscom	205	112,760
		258,101
UNITED KINGDOM — 20.0%
AstraZeneca PLC ADR	1,960	124,460
BAE Systems PLC	13,685	96,533
British American Tobacco PLC	825	39,547
Centrica PLC	11,585	59,267
Compass Group PLC	2,300	34,426
Diageo PLC ADR	235	28,212
GlaxoSmithKline PLC	3,515	90,373
Imperial Tobacco Group PLC	2,980	108,901
National Grid PLC	8,475	109,924
Pearson PLC	2,960	54,109
Royal Dutch Shell PLC ADR, Cl A	1,340	92,594
Severn Trent PLC	1,500	42,585
SSE PLC	4,060	87,232
United Utilities Group	7,390	86,983
Vodafone Group	33,065	123,142
WM Morrison Supermarkets PLC	7,370	29,065
		1,207,353
TOTAL FOREIGN COMMON STOCK		3,188,397
COMMON STOCK — 45.8%
UNITED STATES — 45.8%
CONSUMER DISCRETIONARY — 3.7%
Comcast, Cl A	820	42,927
Mattel	1,495	56,571
McDonald's	415	39,081
Regal Entertainment Group, Cl A	2,420	47,190
Time Warner	545	34,242
		220,011
CONSUMER STAPLES — 7.8%
Altria Group	2,880	101,434
Coca-Cola	720	27,230
Kimberly-Clark	560	61,247
Lorillard	2,010	98,932

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Equity Shareholder Yield Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
CONSUMER STAPLES — (continued)
PepsiCo	385	$30,939
Philip Morris International	790	61,731
Reynolds American	1,820	88,270
		469,783
ENERGY — 5.3%
ConocoPhillips	835	54,233
Diamond Offshore Drilling	1,055	51,210
Enterprise Products Partners (A)	740	49,121
Kinder Morgan Energy Partners (A)	1,040	82,659
MarkWest Energy Partners (A)	615	43,167
Targa Resources Partners (A)	720	37,807
		318,197
FINANCIALS — 5.1%
Arthur J Gallagher	785	36,290
CME Group, Cl A	905	67,658
Corrections Corp of America‡	1,845	61,937
Health Care‡	1,655	95,858
Wells Fargo	1,060	48,060
		309,803
HEALTH CARE — 2.1%
AbbVie	930	45,784
Johnson & Johnson	395	34,946
Merck	875	46,349
		127,079
INDUSTRIALS — 4.9%
Deere	365	31,375
Emerson Electric	700	46,158
Honeywell International	425	38,773
Lockheed Martin	630	95,073
RR Donnelley & Sons	2,820	52,085
Waste Management	815	34,051
		297,515
INFORMATION TECHNOLOGY — 3.6%
Apple	95	47,557
Automatic Data Processing	495	37,917
KLA-Tencor	780	47,947
Microchip Technology	1,035	46,430
Microsoft	1,010	38,228
		218,079

DESCRIPTION	SHARES	VALUE
MATERIALS — 1.6%
Dow Chemical	1,260	$57,343
EI du Pont de Nemours	580	35,386
		92,729
TELECOMMUNICATION SERVICES — 3.5%
AT&T	2,070	68,972
CenturyLink	2,550	73,593
Verizon Communications	1,465	70,349
		212,914
UTILITIES — 8.2%
Ameren	2,010	76,058
Dominion Resources	515	34,974
Duke Energy	1,425	100,633
Integrys Energy Group	665	36,136
PPL	3,005	91,863
Southern	1,965	81,037
TECO Energy	4,315	70,680
		491,381
TOTAL COMMON STOCK		2,757,491
TOTAL INVESTMENTS (Cost $5,524,917) — 98.8%		5,945,888
OTHER ASSETS AND LIABILITIES, NET — 1.2%		74,484
NET ASSETS — 100.0%		$6,020,372
(A)	Security considered Master Limited Partnership. At January 31, 2014, these securities amounted to $212,754 or 3.53% of net assets.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 66.4%
AUSTRALIA — 11.9%
AGL Energy	5,429	$72,218
Amcor	7,970	74,702
Asciano	4,291	21,105
Brambles	8,524	67,213
CFS Retail Property Trust Group‡	39,395	66,884
Coca-Cola Amatil	4,832	49,434
Crown	5,857	85,498
Dexus Property Group‡	81,929	71,342
GPT Group‡	22,698	71,710
Mirvac Group‡	35,416	51,760
Orica	2,436	50,099
Origin Energy	4,039	49,415
Sonic Healthcare Limited	5,539	80,031
SP AusNet	72,555	78,736
Stockland‡	18,814	59,768
Tatts Group	26,517	69,387
Telstra	15,762	70,902
Wesfarmers	313	11,505
Westfield Group‡	7,955	71,011
Woolworths	2,450	73,050
		1,245,770
BELGIUM — 1.1%
Belgacom	2,889	82,565
Colruyt	624	35,423
		117,988
CANADA — 9.9%
Bank of Montreal	1,200	73,331
Bank of Nova Scotia	900	49,374
BCE	1,850	77,671
Bell Aliant	3,200	73,812
Canadian Imperial Bank of Commerce	950	73,842
Canadian National Railway	1,200	64,226
Fortis	2,700	74,230
Intact Financial	1,250	76,094
Metro, Cl A	450	25,863
RioCan‡	2,600	57,848
Rogers Communications, Cl B	1,200	50,478
Shaw Communications, Cl B	3,000	66,182
TELUS	1,700	59,422
Tim Hortons	1,450	75,185
TransAlta	5,700	75,027
TransCanada	1,550	67,386
		1,039,971

DESCRIPTION	SHARES	VALUE
CHINA — 0.7%
China BlueChemical	9,000	$4,911
China Petroleum & Chemical	85,800	67,773
		72,684
COLOMBIA — 0.3%
Banco Davivienda	1,923	20,414
Isagen ESP	6,122	8,928
		29,342
DENMARK — 0.7%
William Demant Holding*	782	71,876
FRANCE — 4.2%
Aeroports de Paris	595	67,168
Air Liquide	595	74,791
Bureau Veritas	2,340	60,895
Danone	1,042	68,869
L'Oreal	77	12,670
Societe BIC	644	74,167
Sodexo	785	77,383
		435,943
GERMANY — 2.3%
Fresenius	602	93,899
Fresenius Medical Care	1,099	77,372
Hannover Rueckversicherung	920	73,084
		244,355
HONG KONG — 4.1%
Beijing Enterprises Holdings	9,750	82,373
Cheung Kong Infrastructure Holdings	11,000	64,609
China Mobile	7,250	69,182
CLP Holdings	10,250	77,333
Guangdong Investment	25,000	23,061
Kunlun Energy	36,000	59,428
Power Assets Holdings	9,688	58,114
		434,100
JAPAN — 5.4%
Aeon	1,250	15,770
Ajinomoto	4,500	64,040
FamilyMart	1,650	74,934
Hankyu Hanshin Holdings	9,500	48,537
Lawson	1,000	73,211
Nippon Telegraph & Telephone	1,200	65,315
Nissin Foods Holdings	1,650	71,946
Nitori Holdings	950	92,704
Taisho Pharmaceutical Holdings	300	21,846

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
JAPAN — (continued)
Tobu Railway	1,000	$4,688
Tokyo Gas	1,000	5,011
USS	2,000	27,601
		565,603
LUXEMBOURG — 0.8%
SES	2,703	86,819
MALAYSIA — 4.3%
Alliance Financial Group	42,000	58,394
Berjaya Sports	52,800	63,760
Digi Swisscom Berhad	37,700	52,892
Malayan Banking	24,000	69,145
Maxis Berhad	32,600	67,802
Public Bank Berhad	13,800	78,862
Sime Darby Berhad	23,600	63,418
		454,273
NETHERLANDS — 1.1%
Koninklijke Ahold	819	13,658
Koninklijke Vopak	1,156	63,580
Unilever	895	33,443
		110,681
NEW ZEALAND — 0.4%
Contact Energy	8,662	36,141
SINGAPORE — 3.2%
ComfortDelGro	33,500	50,628
Singapore Press Holdings	23,500	73,529
Singapore Technologies Engineering	22,500	66,641
Singapore Telecommunications	26,000	71,729
StarHub	22,000	73,527
		336,054
SOUTH AFRICA — 0.4%
AngloGold Ashanti	2,461	36,048
Gold Fields	1,818	6,422
		42,470
SWEDEN — 0.7%
TeliaSonera	10,406	77,210
SWITZERLAND — 2.0%
Nestle SA	1,020	74,026
Schindler Holding	213	31,316
Swiss Prime Site	208	16,174
Swisscom	161	88,558
		210,074

DESCRIPTION	SHARES	VALUE
TAIWAN — 1.4%
Chunghwa Telecom ADR	2,600	$76,440
Taiwan Semiconductor Manufacturing ADR	4,350	73,602
		150,042
UNITED KINGDOM — 11.5%
AstraZeneca PLC	1,587	100,663
Centrica PLC	14,251	72,906
Compass Group PLC	5,788	86,633
Diageo	2,380	70,444
G4S PLC	7,716	30,290
GlaxoSmithKline PLC	3,213	82,608
National Grid PLC	6,513	84,476
Next PLC	764	78,496
Pearson PLC	3,695	67,545
Reckitt Benckiser Group PLC	1,037	77,787
Severn Trent PLC	2,077	58,966
Shire PLC	2,625	131,313
SSE PLC	3,285	70,581
United Utilities Group	6,991	82,286
Vodafone Group	11,249	41,894
Whitbread PLC	420	25,898
WM Morrison Supermarkets PLC	11,861	46,777
		1,209,563
TOTAL FOREIGN COMMON STOCK		6,970,959
COMMON STOCK — 32.2%
UNITED STATES — 32.2%
CONSUMER DISCRETIONARY — 2.8%
AutoZone*	150	74,259
McDonald's	750	70,628
PetSmart	1,200	75,600
TJX	1,200	68,832
		289,319
CONSUMER STAPLES — 9.8%
Campbell Soup	1,750	72,117
Church & Dwight	350	22,603
Clorox	900	79,443
Coca-Cola	1,850	69,967
Colgate-Palmolive	1,300	79,599
Costco Wholesale	150	16,854
Dr Pepper Snapple Group	1,500	71,820
General Mills	1,550	74,431
Hershey	850	84,490
Hormel Foods	550	24,992

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
CONSUMER STAPLES — (continued)
Kellogg	1,150	$66,677
Kimberly-Clark	750	82,028
McCormick	1,050	67,389
PepsiCo	950	76,342
Procter & Gamble	850	65,127
Wal-Mart Stores	1,050	78,414
		1,032,293
FINANCIALS — 4.7%
American Capital Agency‡	2,150	45,042
Annaly Capital Management‡	4,700	50,619
Arch Capital Group*	1,400	75,334
Berkshire Hathaway, Cl B*	600	66,960
Chubb	900	76,086
RenaissanceRe Holdings	800	72,568
US Bancorp	1,000	39,730
WR Berkley	1,750	67,830
		494,169
HEALTH CARE — 1.8%
Cardinal Health	1,350	91,827
Eli Lilly	1,300	70,213
Johnson & Johnson	350	30,964
		193,004
INDUSTRIALS — 1.7%
Lockheed Martin	700	105,637
Precision Castparts	300	76,425
		182,062
INFORMATION TECHNOLOGY — 1.1%
International Business Machines	300	53,004
Synopsys*	1,500	59,790
		112,794
UTILITIES — 10.3%
Ameren	150	5,676
American Electric Power	150	7,321
American Water Works	1,800	76,626
CMS Energy	1,950	54,190
Consolidated Edison	1,250	68,012
Dominion Resources	1,300	88,283
DTE Energy	1,150	78,453
Duke Energy	1,050	74,151
Entergy	1,100	69,333
Pepco Holdings	3,550	68,977
Pinnacle West Capital	1,250	65,788
PPL	2,400	73,368
Public Service Enterprise Group	1,300	43,342

DESCRIPTION	SHARES	VALUE
SCANA	1,500	$70,905
Southern	1,950	80,418
Wisconsin Energy	1,800	76,806
Xcel Energy	2,550	73,721
		1,075,370
TOTAL COMMON STOCK		3,379,011
REGISTERED INVESTMENT COMPANIES — 0.7%
United States — 0.7%
iShares MSCI EAFE Index Fund	600	38,166
SPDR S&P 500 ETF	200	35,636
TOTAL REGISTERED INVESTMENT COMPANIES		73,802
TOTAL INVESTMENTS (Cost $10,522,514) — 99.3%		10,423,772
OTHER ASSETS AND LIABILITIES, NET — 0.7%		72,828
NET ASSETS — 100.0%		$10,496,600

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2014, is as follows(1):

Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
2/3/14	USD	16,688	CHF	14,950	$(199)
2/4/14	USD	317,996	SGD	407,000	782
2/4/14 – 2/28/14	HKD	8,047,000	USD	1,037,177	671
2/4/14 – 2/28/14	SGD	814,000	USD	639,087	1,529
2/4/14 – 2/28/14	USD	543,552	HKD	4,220,000	(2)
2/28/14	AUD	1,383,700	USD	1,204,206	(4,912)
2/28/14	CAD	1,093,500	USD	986,805	5,501
2/28/14	CHF	174,450	USD	195,089	2,644
2/28/14	DKK	349,000	USD	64,023	926
2/28/14	EUR	719,500	USD	984,650	14,191
2/28/14	GBP	717,200	USD	1,183,272	4,470
2/28/14	JPY	56,630,000	USD	553,357	(972)
2/28/14	NZD	46,500	USD	38,294	753
2/28/14	SEK	453,000	USD	70,280	1,160
					$26,542
(1)	Counterparty is BNY Mellon.

For the period ended January 31, 2014, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

*	Non-income producing security.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

AUD — Australian Dollar

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2014

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

The following is a list of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock	$5,673,848	$1,297,111	$—	$6,970,959
Common Stock	3,379,011	—	—	3,379,011
Registered Investment Companies	73,802	—	—	73,802
Total Investments in Securities	$9,126,661	$1,297,111	$—	$10,423,772

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$32,627	$—	$32,627
Unrealized Depreciation	—	(6,085)	—	(6,085)
Total Other Financial Instruments	$—	$26,542	$—	$26,542
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global All Cap Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 48.7%
UNITED STATES — 48.7%
CONSUMER DISCRETIONARY — 4.9%
General Motors	5,300	$191,224
International Game Technology	7,000	101,010
Las Vegas Sands	1,820	139,266
Mattel	4,645	175,767
		607,267
CONSUMER STAPLES — 5.6%
Coca-Cola	2,730	103,249
CVS Caremark	3,580	242,438
Mondelez International, Cl A	3,760	123,140
PepsiCo	1,375	110,495
Philip Morris International	1,540	120,336
		699,658
ENERGY — 3.0%
National Oilwell Varco	2,055	154,145
Occidental Petroleum	2,475	216,736
		370,881
FINANCIALS — 10.9%
American International Group	4,270	204,789
Capital One Financial	2,615	184,645
CIT Group	2,505	116,608
CME Group, Cl A	2,270	169,705
Corrections Corp of America‡	3,600	120,852
Huntington Bancshares	20,445	185,436
Northern Trust	3,110	187,284
Oaktree Capital Group, Cl A	3,200	186,912
		1,356,231
HEALTH CARE — 4.3%
Abbott Laboratories	4,620	169,369
Aetna	2,615	178,683
McKesson	1,120	195,339
		543,391
INDUSTRIALS — 7.3%
Boeing	1,795	224,842
Hexcel*	3,200	133,376
Mueller Industries	2,920	181,741
Precision Castparts	840	213,990
United Technologies	1,425	162,478
		916,427
INFORMATION TECHNOLOGY — 7.8%
Apple	368	184,221
Automatic Data Processing	2,030	155,498
Mastercard, Cl A	3,050	230,824
Microsoft	5,695	215,556

DESCRIPTION	SHARES	VALUE
Oracle	4,995	$184,315
		970,414
MATERIALS — 4.5%
EI du Pont de Nemours	2,965	180,895
International Paper	2,800	133,672
Praxair	935	116,613
Rock Tenn, Cl A	1,285	130,402
		561,582
TELECOMMUNICATION SERVICES — 0.4%
Intelsat*	2,615	52,248
TOTAL COMMON STOCK		6,078,099
FOREIGN COMMON STOCK — 44.1%
AUSTRALIA — 1.9%
Amcor	11,365	106,523
Orica	6,300	129,566
		236,089
BELGIUM — 1.7%
Anheuser-Busch InBev	2,195	210,337
FRANCE — 8.3%
Essilor International	1,800	180,935
Eutelsat Communications	4,180	126,931
JCDecaux	4,045	172,695
LVMH Moet Hennessy Louis Vuitton SA	865	154,170
Safran	2,530	180,029
Sodexo	2,265	223,277
		1,038,037
GERMANY — 4.8%
BASF	1,235	132,469
Fresenius Medical Care	2,310	162,630
GEA Group	2,940	137,930
Linde	865	163,912
		596,941
IRELAND — 4.9%
Allegion PLC	2,893	142,770
Experian PLC	11,315	193,447
Ingersoll-Rand PLC	2,100	123,459
Seagate Technology PLC	2,895	153,030
		612,706
ISRAEL — 2.1%
Check Point Software Technologies*	4,015	262,701
JAPAN — 1.1%
Bridgestone	3,625	132,483

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Global All Cap Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
LUXEMBOURG — 1.5%
SES	5,790	$185,972
NETHERLANDS — 1.6%
European Aeronautic Defence and Space	2,870	203,642
SPAIN — 1.6%
Amadeus IT Holding, Cl A	4,995	197,759
SWEDEN — 1.2%
Svenska Cellulosa, Cl B	5,485	156,143
SWITZERLAND — 5.5%
Nestle SA	2,520	182,888
Novartis AG	1,495	118,393
Roche Holding AG	445	122,361
SGS	50	113,219
UBS AG	7,610	151,000
		687,861
UNITED KINGDOM — 7.9%
Delphi Automotive PLC	3,710	225,902
Kingfisher PLC	23,880	145,091
Lloyds Banking Group PLC*	121,375	166,207
Rolls-Royce Holdings PLC	8,870	173,081
Vodafone Group	35,945	133,868
WPP PLC	6,955	146,004
		990,153
TOTAL FOREIGN COMMON STOCK		5,510,824
TOTAL INVESTMENTS (Cost $10,263,539) — 92.8%		11,588,923
OTHER ASSETS AND LIABILITIES, NET — 7.2%		904,239
NET ASSETS — 100.0%		$12,493,162

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS — 30.6%
CONSUMER DISCRETIONARY — 7.1%
AMC Entertainment
8.75%, 6/1/19	$20,000	$21,300
American Greetings
7.38%, 12/1/21	20,000	20,100
Ameristar Casinos
7.50%, 4/15/21	20,000	21,675
Burlington Coat Factory Warehouse
10.00%, 2/15/19	20,000	22,300
Chrysler Group
8.00%, 6/15/19	20,000	21,775
Dana Holding
6.50%, 2/15/19	20,000	21,300
Goodyear Tire & Rubber
7.00%, 5/15/22	20,000	21,750
Jarden
7.50%, 5/1/17	20,000	23,000
L Brands
8.50%, 6/15/19	20,000	24,150
Lear
4.75%, 1/15/23 (A)	20,000	18,900
Neiman Marcus Group
8.00%, 10/15/21 (A)	20,000	20,950
Six Flags Entertainment
5.25%, 1/15/21 (A)	15,000	14,850
Tomkins
9.00%, 10/1/18	15,000	16,256
Valassis Communications
6.63%, 2/1/21	20,000	20,300
WMG Acquisition
6.00%, 1/15/21 (A)	14,000	14,490
		303,096
CONSUMER STAPLES — 2.1%
Anheuser-Busch InBev Worldwide
5.38%, 1/15/20	60,000	69,521
Constellation Brands
7.25%, 5/15/17	20,000	23,100
		92,621
FINANCIALS — 10.1%
Bank of America
2.00%, 1/11/18	112,000	112,098
CIT Group
5.00%, 5/15/17	20,000	21,300
Denali Borrower
5.63%, 10/15/20 (A)	20,000	19,975
International Lease Finance
5.75%, 5/15/16	20,000	21,425

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
John Deere Capital MTN
2.25%, 4/17/19	$75,000	$75,674
JPMorgan Chase
1.80%, 1/25/18	110,000	109,804
Neuberger Berman Group
5.63%, 3/15/20 (A)	20,000	21,050
Simon Property Group
1.50%, 2/1/18‡ (A)	50,000	49,374
		430,700
INDUSTRIALS — 3.4%
Bombardier
7.50%, 3/15/18 (A)	20,000	22,300
Burlington Northern Santa Fe LLC
4.70%, 10/1/19	50,000	55,860
Case New Holland
7.88%, 12/1/17	20,000	23,425
Iron Mountain
8.38%, 8/15/21	11,000	11,770
Schaeffler Finance
7.75%, 2/15/17 (A)	20,000	22,800
YRC Worldwide
6.00%, 2/15/14 (A)	8,000	8,080
		144,235
INFORMATION TECHNOLOGY — 2.5%
Jabil Circuit
5.63%, 12/15/20	20,000	20,800
Oracle
5.00%, 7/8/19	75,000	85,655
		106,455
MATERIALS — 2.0%
Aleris International
7.63%, 2/15/18	20,000	21,050
FMG Resources August 2006 PTY
6.88%, 2/1/18 (A)	20,000	21,050
FQM Akubra
8.75%, 6/1/20 (A)	20,000	22,750
NOVA Chemicals
8.63%, 11/1/19	20,000	21,875
		86,725
TELECOMMUNICATION SERVICES — 2.0%
MetroPCS Wireless
6.63%, 11/15/20	20,000	21,150
SBA Telecommunications
5.75%, 7/15/20	20,000	20,800
Sprint Nextel
6.00%, 12/1/16	20,000	21,650

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	PRINCIPAL AMOUNT/ SHARES	VALUE
TELECOMMUNICATION SERVICES (continued)
T-Mobile USA
6.46%, 4/28/19	$20,000	$21,050
		84,650
UTILITIES — 1.4%
AES
7.38%, 7/1/21	20,000	22,150
Calpine
7.50%, 2/15/21 (A)	15,000	16,387
NRG Energy
8.50%, 6/15/19	20,000	21,250
		59,787
TOTAL CORPORATE OBLIGATIONS		1,308,269
U.S. TREASURY OBLIGATIONS — 27.5%
U.S. Treasury Bills
0.05%, 3/27/14 (B)	325,000	324,970
0.06%, 2/27/14 (B)	325,000	324,993
0.03%, 4/24/14 (B)	325,000	324,978
U.S. Treasury Bonds
3.75%, 11/15/43	65,000	66,513
3.63%, 8/15/43	67,000	67,010
2.88%, 5/15/43	78,000	67,178
TOTAL U.S. TREASURY OBLIGATIONS		1,175,642
REGISTERED INVESTMENT COMPANIES — 18.1%
Highland/iBoxx Senior Loan ETF	5,900	118,236
iShares Barclays 20+ Year Treasury Bond Fund	100	10,828
iShares JP Morgan Emerging Markets Bond Fund	600	64,380
iShares Lehman 3-7 Year Treasury Bond ETF	1,400	170,198
iShares S&P U.S. Preferred Stock Index Fund	1,800	68,256
Pennant Park Floating Rate Closed End Management Investment Company	8,350	116,482
SPDR Barclays Short Term High Yield Bond ETF	2,400	74,136
SPDR S&P 500 ETF	800	142,544
The Energy Select Sector ETF	100	8,338
TOTAL REGISTERED INVESTMENT COMPANIES		773,398

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 10.5%
American Axle & Manufacturing Holdings*	100	$1,862
Annaly Capital Management‡	4,200	45,234
Bank of Nova Scotia	1,900	104,196
Berkshire Hathaway, Cl B*	500	55,800
Brookfield Asset Management, Cl A	100	3,795
Canadian Imperial Bank of Commerce	1,300	101,036
Canadian Natural Resources	400	13,100
Cenovus Energy	500	13,075
Cisco Systems	200	4,382
Freeport-McMoRan Copper & Gold	100	3,241
Hewlett-Packard	200	5,800
KBR	200	6,260
Oracle	100	3,690
Royal Bank of Canada	1,300	80,444
Suncor Energy	200	6,566
TOTAL COMMON STOCK		448,481
CONVERTIBLE BONDS — 4.3%
Annaly Capital Management
5.00%, 5/15/15‡	53,000	54,093
Boston Properties L.P.
3.63%, 2/15/14	10,000	10,006
DFC Global
3.25%, 4/15/17	5,000	3,869
3.00%, 4/1/28	9,000	8,100
Leap Wireless International
4.50%, 7/15/14	23,000	23,201
Sterlite Industries
4.00%, 10/30/14	86,000	85,248
TOTAL CONVERTIBLE BONDS		184,517
PREFERRED STOCK — 0.7%
CommonWealth, 6.50%‡	600	13,020
Health Care, 6.50%‡	300	16,287
TOTAL PREFERRED STOCK		29,307
TOTAL INVESTMENTS (Cost $3,948,360) — 91.7%		3,919,614
OTHER ASSETS AND LIABILITIES, NET — 8.3%		356,747
NET ASSETS — 100.0%		$4,276,361

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM Target Return Fund • Schedule of Investments
January 31, 2014

(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2014, these securities amounted to $272,956 or 6.38% of net assets of the Fund. These securities have been deemed liquid by the Board of Directors.
(B)	The rate shown is the effective yield at time of purchase.
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

PTY — Proprietary

S&P — Standard & Poor's

SPDR — Standard & Poor's Depositary Receipt

The following is a list of the inputs used as of January 31, 2014 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$1,308,269	$—	$1,308,269
U.S. Treasury Obligations	—	1,175,642	—	1,175,642
Registered Investment Companies	773,398	—	—	773,398
Common Stock	448,481	—	—	448,481
Convertible Bonds	—	184,517	—	184,517
Preferred Stock	29,307	—	—	29,307
Total Investments in Securities	$1,251,186	$2,668,428	$—	$3,919,614

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 98.9%
CONSUMER DISCRETIONARY — 16.4%
Allison Transmission Holdings	2,939	$84,438
American Eagle Outfitters	4,495	60,817
Brinker International	2,745	132,748
CST Brands	2,235	71,364
Dana Holding	3,170	59,976
Express*	3,665	63,478
Iconix Brand Group*	2,690	100,068
International Game Technology	7,375	106,421
Jos A Bank Clothiers*	638	35,868
Life Time Fitness*	2,040	83,966
PetSmart	1,020	64,260
Service International	4,225	74,783
Visteon*	745	60,353
		998,540
CONSUMER STAPLES — 2.3%
Ingredion	1,310	81,613
TreeHouse Foods*	930	61,231
		142,844
ENERGY — 1.3%
Oil States International*	830	77,979
FINANCIALS — 18.3%
Arthur J Gallagher	2,325	107,485
BankUnited	3,345	104,029
Brookline Bancorp	6,165	54,868
Capitol Federal Financial	5,490	65,715
CBOE Holdings	870	45,257
CVB Financial	4,335	64,678
First Financial Bancorp	3,060	50,735
First Republic Bank	1,720	83,472
Huntington Bancshares	6,840	62,039
Interactive Brokers Group, Cl A	2,914	61,777
Investors Bancorp	3,095	78,520
Northwest Bancshares	4,300	60,458
Republic Services	1,490	84,602
Sterling Financial	2,030	63,945
Tanger Factory Outlet Centers‡	1,455	48,568
Waddell & Reed Financial, Cl A	1,180	76,488
		1,112,636
HEALTH CARE — 15.4%
Alere*	1,035	39,227
Alkermes PLC*	2,540	123,647
Bio-Reference Labs*	3,885	104,468

DESCRIPTION	SHARES	VALUE
Endo Health Solutions*	1,305	$85,973
Haemonetics*	1,195	45,279
Integra LifeSciences Holdings*	2,571	119,449
Sirona Dental Systems*	995	71,580
Teleflex	785	73,507
Tornier*	3,714	67,558
WellCare Health Plans*	1,695	110,361
Wright Medical Group*	3,235	98,376
		939,425
INDUSTRIALS — 21.7%
AGCO	1,120	59,730
Allegion PLC	44	2,171
Armstrong World Industries*	2,350	130,848
Con-way	1,390	53,473
Curtiss-Wright	1,400	85,988
Genesee & Wyoming, Cl A*	1,005	90,792
Harsco	2,915	74,012
Herman Miller	1,995	55,920
Hexcel*	1,880	78,358
Kennametal	920	39,873
Masco	4,155	87,920
Mueller Industries	1,920	119,501
Mueller Water Products, Cl A	8,070	70,048
Simpson Manufacturing	1,805	58,843
Wabtec	2,105	155,370
Waste Connections	1,590	64,999
Woodward	2,230	95,555
		1,323,401
INFORMATION TECHNOLOGY — 9.8%
Check Point Software Technologies*	995	65,103
Cypress Semiconductor	8,340	83,733
Harmonic*	9,730	63,829
National Instruments	2,830	82,070
Teradyne	3,470	65,271
Total System Services	3,440	102,787
Travelzoo*	1,440	32,083
Veeco Instruments*	2,615	99,396
		594,272
MATERIALS — 7.3%
Chemtura*	3,140	78,751
Flotek Industries*	3,335	71,736
Haynes International	85	4,347
Methanex	2,085	124,933
Rock Tenn, Cl A	815	82,706

TD ASSET MANAGEMENT USA FUNDS INC.
TDAM U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2014

DESCRIPTION	SHARES	VALUE
MATERIALS Silgan Holdings	1,835	$84,098
		446,571
TELECOMMUNICATION SERVICES — 0.4%
Lumos Networks	1,290	24,523
UTILITIES — 6.0%
Cleco	1,608	78,567
CMS Energy	1,725	47,938
Great Plains Energy	3,680	90,822
Vectren	2,040	74,501
Westar Energy, Cl A	2,235	74,135
		365,963
TOTAL COMMON STOCK		6,026,154
TOTAL INVESTMENTS
(Cost $5,558,953) — 98.9%		6,026,154
OTHER ASSETS AND LIABILITIES, NET — 1.1%		67,648
NET ASSETS — 100.0%		$6,093,802
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

As of January 31, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2014, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund (twelve of the series constituting TD Asset Management USA Funds Inc.) (the “Funds”) as of January 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM 1- to 5-Year Corporate Bond Portfolio, TDAM 5- to 10-Year Corporate Bond Portfolio, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund of TD Asset Management USA Funds Inc. at January 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
March 24, 2014

Director and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Act, are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Company’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Shareholder Services, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 866-416-4031. The following chart lists Directors and Officers as of January 31, 2014.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 61	Chairman of the Board and Director; Chairman of the Nominating/Governance Committee	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee since 3/30/09	Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Senior Advisor, Stonepoint Capital 2008 – 2011; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm) since 2004; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008.	21	Director, Spruce Private Investors since 2012; Director, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. since 2009. President of Christ Church Trustees since 2008; Chairman and Trustee of Whittier College since 1995.
PETER B.M. EBY c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 75	Director	Since: 6/6/02	Retired.	21	Director of Leon’s Furniture Limited since May 1977; Director of George Weston Limited since May 2000.
JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 62	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee 3/24/11	Consultant, financial services attorney and real estate investor; teacher at Empire State College from March 2008 through September 2010; Senior Advisor to New York State Banking Department during 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013, Member of the Finance Committee and Chair of the Long Range Planning Committee since 2010, and Member of the Dean Search Committee in 2011; Director from 2002 to 2009 and President from 2004 to 2008 of the Allen Bass Fund, Inc.	21	Director and Vice Chairman, Albany Law School Board of Trustees; Chairman of the Board Long Range Planning Committee since 2010.
LAWRENCE J. TOAL c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 76	Director	Since: 12/12/95	Retired.	21	None.
Interested Director
Barbara F. Palk††† c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 62	Director	Since: 12/17/10	Senior Vice President — Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	21	Director of Ontario Teachers' Pension Plan Board since 2011; Queens University; Greenwood College School; The Perimeter Institute; The Shaw Festival; The Canadian Coalition for Good Governance; Director, First National Financial Corporation.
†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2014.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Director and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors
KEVIN LEBLANC c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 50	President and Chief Executive Officer	Since: 12/6/11	Chief Administrative Officer of Epoch Investment Partners since March 2013 and President and Chief Executive Officer of TD Asset Management USA Funds Inc. Previously, Chief Operating Officer of TD Asset Management Inc. from September 2010 to March 2013; Vice Chair of TD Asset Management since 2007; Officer of The Investment Manager since April 2010 and Chief Operating Officer of The Investment Manager since December 2010.
MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 49	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.
ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 45	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.
MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.
CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 60	Secretary	Since: 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio, Inc.
MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 54	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director.
†	The table shows the time period for which each individual has served an Officer. There is no set term of office for Officers.

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TDAMANN03

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee.

3(a)	(2) The audit committee financial experts are Jim Kelly and Lawrence J. Toal who are each “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2013 - $23,090*

2014 - $261,300

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2013 - $350*

2014 - $3,500

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2013 - $8,000*

2014 - $127,490

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2013 - $0

2014 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 - 0%

2014 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2013- $8,350*

2014- $130,990

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

*Fees related to services performed for the TDAM Short-Term Bond Fund for the year ended October 31, 2013

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TD Asset Management USA Funds Inc.

By (Signature and Title)*	/s/ Kevin LeBlanc, President
Kevin LeBlanc, President

Date	April 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	s/ Kevin LeBlanc, President
Kevin LeBlanc, President

Date	April 3, 2014

By (Signature and Title)*	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date	April 3, 2014

* Print the name and title of each signing officer under his or her signature.